                                            ------------------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number 811-21316
                                    ---------------------------

                                KENSINGTON FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  1775 I Street Washington, DC                  20006
--------------------------------------------------------------------------------
               (Address of principal executive offices)       (Zip code)

                                   Dechert
                                  1775 I Street
                              Washington, DC 20006
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (202) 261-3300
                                                    ----------------------------

Date of fiscal year end:  December 31, 2003
                          ------------------------------------------------------

Date of reporting period: December 31, 2003
                          ------------------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

PERIOD ENDED DECEMBER 31, 2003


THE KENSINGTON FUNDS


Real Estate Securities Fund
Select Income Fund
Strategic Realty Fund


MANAGED PORTFOLIOS OF
REAL ESTATE SECURITIES

Income Oriented
Value Driven

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

TABLE OF CONTENTS

A NOTE FROM THE PRESIDENT                    1

REIT MARKET OVERVIEW                         2

KENSINGTON REAL ESTATE SECURITIES FUND
   Results at a glance                       8
   Management's discussion and analysis      9
   Schedule of portfolio investments        12
   Statement of assets and liabilities      14
   Statements of operations                 15
   Statements of changes in net assets      16
   Financial highlights                     18
   Other share class results                20

KENSINGTON SELECT INCOME FUND
   Results at a glance                      22
   Management's discussion and analysis     23
   Schedule of portfolio investments        26
   Statement of assets and liabilities      30
   Statements of operations                 31
   Statements of changes in net assets      32
   Statements of cash flows                 34
   Financial highlights                     36
   Other share class results                38

KENSINGTON STRATEGIC REALTY FUND
   Results at a glance                      40
   Management's discussion and analysis     41
   Schedule of portfolio investments        45
   Statement of assets and liabilities      49
   Statements of operations                 50
   Statements of changes in net assets      51
   Statements of cash flows                 53
   Financial highlights                     54
   Other share class results                56

NOTES TO THE FINANCIAL STATEMENTS           57

REPORT OF INDEPENDENT AUDITORS              69

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

A Note From The President

Dear Shareholder,

We were pleasantly surprised by the REIT sector's 38% gain in 2003. Historically low bond yields encouraged fixed income investors to look to the equities market for yield. Notably, equity investors did not abandon higher yielding REITs to chase growth stocks.

Looking ahead, we remain optimistic. We believe real estate is attractively priced relative to other asset classes, such as stocks and bonds. Fundamentals are beginning to improve as the economy recovers. We anticipate that longer-term returns in the REIT market should be in line with their long-term historical averages.

However, should the economy stumble, there is some risk to REIT common shares. One could argue this is doubly true for the broader equity markets. REIT preferred stocks, on the other hand, are less sensitive to the economy, and offer average dividend yields of over 7%/1/. This is 250% basis points (2.5%) more than 10-year treasury yields/2/, a comfortable cushion by historical standards.

Before we discuss Kensington's outlook for real estate securities in greater detail, let us first state that we tend to think in three to five year time frames over which to achieve an expected return. While sentiment-driven money flows can dominate the short-term direction of a market, we believe fundamentals ultimately determine investment results. So this report will not answer the question of what will happen to REITs next month or for the rest of this year. We do hope we can help answer the two most important questions investors should be asking:

     . Is commercial real estate a good business to be in over the next several years?

     . Do traded real estate securities represent a good way to participate in the business?

We have always urged investors to invest in real estate securities for the right reasons--good long-term growth prospects for the commercial real estate industry, attractive dividend yields, competitive total returns with less volatility compared to stocks and portfolio diversification benefits. As the following pages explain, we believe real estate should continue to play a key role in investor portfolios.

As always, we invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,


/s/ John Kramer
John Kramer

President, Kensington Investment Group

/1/REIT preferred stocks (all BBB or better) tracked by Kensington Investment Group.
/2/The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

--------------------------------------------------------------------------------
Real Estate Market Overview
--------------------------------------------------------------------------------

COMMERCIAL PROPERTY FUNDAMENTALS
Although there are differences among property types and geographic regions, in general, we believe commercial property market fundamentals are poised for improvement following a decline in 2003 that was mild by historical standards.

Supply
Construction activity remained subdued throughout the economic downturn. Currently, construction starts represent less than a 2% increase in the existing supply of space, low by historical standards. Due to lack of speculative construction, which was largely responsible for past boom and bust cycles in commercial real estate, we believe supply and demand should remain relatively well balanced over the long-term.

Demand
Demand is stabilizing and, in our opinion, should rise as the economy continues to expand. However, demand in many property sectors will likely lag economic growth. This is because it takes time to fill up under-utilized space. For example, office tenants are not likely to lease more space until all the existing cubicles and desks are occupied. The national office occupancy rate is now about 85%, higher than at the end of past downturns, but there is space to fill. The same is true in the apartment (89% occupancy) and industrial (88% occupancy) sectors.

Rents and Earnings
Market rents have given back much of the increases from prior years and are now back in line with in-place rents. While REITs continued to be profitable throughout the downturn, REIT earnings growth was flat in 2002. When the final figures are in, we suspect earnings will have declined by approximately 5% in 2003. We anticipate REIT earnings should resume growing by late 2004.

COMMERCIAL PROPERTY VALUATIONS

Commercial real estate remains attractively valued relative to stocks and bonds. For example, over the last 20 years, stock P/E ratios/1/ have risen while real estate P/E ratios have declined.

             ==== NCREIF Office Income Return Real Estate P/E Ratio ____ S&P 500 Stock Index P/E Ratio

   Mar-79         Dec-79         Dec-81          Dec-83          Dec-85          Dec-87          Dec-89          Dec-91
------------   ------------   -------------   -------------   -------------   -------------   -------------   -------------
13.86   8.26   14.55   7.42   16.55    8.07   14.45   12.41   15.55   13.47   15.32   15.41   16.22    14.7   14.16   21.85
14.11   7.67   14.87   7.15   16.25    7.32   14.61   11.20   15.61   15.36   15.28   15.22   17.07   14.77   14.45   25.45
14.55   7.76   14.67   7.53   15.85    7.41   15.50   10.08   15.26   16.75   16.32   14.61   17.04   16.66   14.05   25.08
               14.68   8.53   14.84    8.50   15.11   10.22   14.68   16.44   16.05   12.38   16.79   14.90   14.30   24.52
               14.82   9.06   14.16   10.17   14.99    9.93   14.51   16.77   16.19   12.19   15.90   15.19   13.42   24.09
               15.42   9.03   17.83   11.95   15.18   10.70   14.89   19.71   16.03   12.28   16.00   17.48   13.09   23.45
               15.81   9.05   16.88   13.25   15.31   11.40   15.72   19.87   16.22   13.01   15.38   17.96   13.28   22.58
               15.93   7.92   15.31   13.28   15.15   11.51   15.23   22.10   16.16   13.73   14.91   19.88   13.15   23.74

   Dec-93          Dec-95          Dec-97          Dec-99           1-Dec           3-Dec
-------------   -------------   -------------   -------------   -------------   -------------
12.38   22.78   12.21   17.50   11.96   23.71   13.17   32.37   12.47   35.83   13.34   28.00
12.19   20.98   12.50   19.02   11.73   26.89   13.19   30.18   12.47   40.53
12.15   20.09   12.55   19.63   12.09   28.04   13.41   29.27   12.81   41.14
12.03   18.52   12.37   19.28   12.07   26.31   13.51   27.96   12.55   34.23
11.88   16.70   11.82   20.59   12.09   31.38   12.86   24.67   12.51   30.39
11.89   16.05   12.79   20.50   12.78   33.77   12.86   23.12   12.70   29.66
11.93   16.53   12.92   21.76   13.24   34.62   12.97   27.06   13.00   32.74
12.35   16.80   12.02   23.02   13.47   31.99   12.41   28.82   13.14   32.54

Source: NCREIF, Economy.com, and PPR (3/31/79 to 12/31/03)

Past performance does not guarantee future results. The above performance does not represent the performance of any Kensington Fund. To view each Fund's performance, refer to the Management Discussion of the Fund performance section.

/1/Price-to-Earnings Ratios is a valuation ratio of a company's current share price compared to its per-share earnings.
/2/Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

--------------------------------------------------------------------------------
Real Estate Market Overview
--------------------------------------------------------------------------------

Additionally, operating cash yields on commercial properties are at their largest spread above than the 10-year treasury yield than at any time in the last 15 years. In other words, commercial properties are cheaper now than at any time in the last 15 years when comparing property cap rates to the 10-year treasury./1/

      ___ Cap Rate Spread to
          10-Year Treasury (bps)

Mar-79   Dec-79   Dec-81   Dec-83   Dec-85   Dec-87   Dec-89   Dec-91   Dec-93   Dec-95   Dec-97   Dec-99   1-Dec   3-Dec
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   -----   -----
 -0.22    -2.25    -6.69    -4.15    -2.37    -2.07    -1.52    -0.78     2.86     3.73     3.48     1.93    4.04    4.04
 -0.50    -3.81    -6.77    -4.69    -1.17    -1.42    -2.14    -0.55     2.46     3.49     3.78     1.58    3.75
 -1.11    -2.38    -6.58    -6.02    -0.32    -2.08    -2.52    -0.25     1.79     2.58     3.54     1.97    3.72
          -2.55    -5.67    -5.76    -0.18    -2.37    -2.50     0.74     1.76     2.38     3.72     2.41    4.57
          -4.74    -3.24    -4.57    -0.20    -2.32    -2.11     0.93     1.48     2.68     4.01     2.94    4.76
          -5.66    -2.89    -4.41    -0.15    -2.61    -1.67     1.76     2.04     2.56     3.41     3.67    4.75
          -6.43    -2.77    -3.58    -1.27    -2.19    -1.64     1.97     3.07     2.43     2.80     3.52    4.97
          -7.79    -3.87    -2.98    -1.78    -1.63    -1.40     2.60     3.41     3.01     2.32     3.82    4.17

 Source: NCREIF, Economy.com, and PPR (3/31/79 to 12/31/03)

Past performance does not guarantee future results. The above performance does not represent the performance of any Kensington Fund. To view each Fund's performance, refer to the Management Discussion of the Fund performance section.

/1/The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

REAL ESTATE SECURITIES VALUATIONS

The Kensington Funds invest predominantly in REIT common stocks and REIT preferred stocks, which are two very different investments. REIT preferred stocks have a fixed dividend, which is generally higher and more secure than the common stock dividend. REIT common stocks are more sensitive to earnings and have greater capital appreciation potential.

Reit Preferred Stock Valuations

   . REIT preferred shares have a priority claim on cash flow and assets over common shares.

   . Preferred dividend yields remain attractive, averaging over 7%/2/. This is 250 basis points (2.5%) more than 10-year treasury yields/3/, a comfortable cushion by historical standards.

   . Preferred dividends appear secure, as REITs are generating on average over $2 of cash flow for every $1 of fixed charges (i.e. preferred dividends plus interest on debt).

Reit Common Stock Valuations

In general, REIT valuations are predicated on the expectation of a sustained economic recovery that would stimulate demand and grow earnings. If we see a decline in economic performance, REITs may come under pressure.

We are also seeing a wide range of values among property sectors, which places a premium on individual security selection. In this kind of environment, we believe our independent research efforts will be a major asset.

PROPERTY SECTOR OUTLOOK

Apartments We believe long-term demographic trends are favorable. Strong single-family housing markets, fueled by low interest rates, are negatively impacting current occupancy rates and rental prices.

Office In our opinion, fundamentals should improve modestly in 2004, with further strength in 2005, as the expanding economy creates jobs and demand for office space improves.

Industrial Demand is more immediately impacted by economic growth; therefore, we believe should improve more quickly than other property sectors.

/2/REIT preferred stocks (all BBB or better) tracked by Kensington Investment Group.
/3/The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

--------------------------------------------------------------------------------
Reit Market Overview
--------------------------------------------------------------------------------

Retail By far the healthiest property sector throughout the economic downturn. Fundamentals could deteriorate if consumer spending falls off in 2004.

Hotel Appears to have stabilized. Fundamental improvement is dependent on an increase in business and international travel.

Mortgage The refinancing boom has recently hurt this small sector of the REIT market. With refinancing activity slowing down fundamentals could improve significantly.

IN CONCLUSION

Earlier in this report we posed two questions investors should be asking:

   . Is commercial real estate a good business to be in over the next several years?

   . Do traded real estate securities represent a good way to participate in the business?

We believe the answers are a resounding yes. As we said earlier, real estate appears attractively priced relative to stocks and bonds with improving fundamentals. We anticipate longer-term returns in the REIT market should be in line with their long-term historical averages.

That does not mitigate the fact that in the shorter-term, volatility in securities prices is a fact of life. We believe concern about volatility can be mitigated by understanding that REIT common stocks have historically exhibited about half the volatility of the broader equity markets. Therefore, for long-term investors seeking attractive dividend yields, competitive total returns and portfolio diversification, real estate securities should play a key role.

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                                                                               7

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Results At a Glance
Results for other share classes can be found on page 20.

TOTAL RETURN
FOR PERIODS ENDED DECEMBER 31, 2003    ONE        SINCE
WITH ALL DISTRIBUTIONS REINVESTED      YEAR    INCEPTION/1/
                                      ------   ------------
Kensington Real Estate Securities      35.22%         35.22%
   Fund With sales load*               27.43%         27.43%
Morgan Stanley REIT Index/2/           36.74%         36.74%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

*Reflects the maximum sales load of 5.75%.
/1/Fund inception 12/31/02.
/2/The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Management's Discussion and Analysis

The Kensington Real Estate Securities Fund finished the year ended December 31, 2003 with a 35.22%/3/ total return versus the Morgan Stanley REIT Index's/2/ 36.74% gain and the S&P 500 Index's/4/ 28.68% advance.

The Kensington Real Estate Securities Fund paid quarterly dividends during the twelve-month period ended December 31, 2003 which brought the Fund's trailing twelve-month dividend yield to 3.85%/5/ and its 30-day SEC yield to 3.83%.

We are pleased to have generously rewarded shareholders in our first year of operation. The Fund lagged its Morgan Stanley REIT Index benchmark by just 152 basis points (1.52%). We feel this is a good showing. The Fund was defensively postured and cash balances were above average as we were putting inflows to work. Individual securities selection deserves much of the credit for the Fund's competitive returns. Although under-weighted in better performing property sectors such as retail and healthcare, our other holdings helped the portfolio keep pace with our benchmark.

Although commercial real estate industry fundamentals are improving along with the economy, we believe some of the good news is already reflected in REIT prices. Consequently, we remain somewhat cautious. In our opinion, the best relative value opportunities are in the industrial and office property sectors. With demand tied directly to economic growth, we believe industrial REITs should be among the first beneficiaries of the economic recovery. Job growth normally lags economic growth, so it will take longer for demand to improve in the office sector. However, office REITs are attractively valued and we are content to collect higher dividends as we wait for fundamentals to firm. We are under-weighted in the retail and apartment property sectors, where valuations appear to be stretched.

In Conclusion

We are pleased with the Fund's performance in 2003. Real estate industry fundamentals are improving. However, we doubt REIT returns will be as generous in the year ahead as the 35% return generated in 2003. We believe research and a focus value will be critical in generating superior returns.


/s/ Joel S. Beam
Joel S. Beam

Portfolio Manager

/3/Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge).
/4/The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. An investor cannot invest directly in an index.
/5/Kensington Real Estate Securities Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 12/31/03 NAV.

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
Period from Fund inception on December 31, 2002 to December 31, 2003

                                      Kensington
                                     Real Estate      Morgan Stanley
                                 Securities Fund          REIT Index
                                 -----------------------------------
     2-Dec           3-Jun                        3-Dec
--------------   -------------   -----------------------------------
9423.3   10000   10729   11384      12743                     13674
  9663   10107   11544   12488

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined, in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2003:

                                         One        Since
CLASS A SHARES/1/                        Year    Inception/2/
                                        -----   -------------
reflecting 5.75% maximum sales charge   27.45%          27.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

/1/Performance for other share classes can be found on page 20.
/2/Fund inception 12/31/02.

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                                                                              11

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
December 31, 2003

                                                    Shares      Market Value($)
Real Estate Investment Trusts (97.3%)
Apartments (13.2%)
Archstone-Smith Trust                                   11,500          321,770
Avalonbay Communities, Incorporated                      4,550          217,490
Camden Property Trust                                    3,530          156,379
Equity Residential Properties Trust                     18,620          549,476
Post Properties, Incorporated                           11,900          332,248
                                                                ---------------
                                                                      1,577,363
                                                                ---------------
Diversified (14.1%)
Catellus Development Corporation                         9,500          229,140
Duke-Weeks Realty Corporation                            7,400          229,400
iStar Financial, Incorporated                            7,995          311,006
Keystone Property Trust                                 14,945          330,135
Liberty Property Trust                                   6,160          239,624
Vornado Realty Trust                                     6,350          347,662
                                                                ---------------
                                                                      1,686,967
                                                                ---------------
Health Care (3.8%)
Health Care Property Investors, Incorporated             2,200          111,760
Ventas, Incorporated                                    15,670          344,740
                                                                ---------------
                                                                        456,500
                                                                ---------------
Hotel/Restaurant (3.6%)
Ashford Hospitality Trust/1/                            13,500          126,765
Host Marriott Corporation/1/                            19,500          240,240
MeriStar Hospitality Corporation                        10,500           68,355
                                                                ---------------
                                                                        435,360
                                                                ---------------
Industrial (7.2%)
AMB Property Corporation                                 4,975          163,578
EastGroup Properties, Incorporated                       7,070          228,927
ProLogis Trust                                          14,460          464,021
                                                                ---------------
                                                                        856,526
                                                                ---------------
Mortgage (2.7%)
Anthracite Capital, Incorporated                        10,840          119,999
Luminent Mortgage Capital, Incorporated                 14,200          200,220
                                                                ---------------
                                                                        320,219
                                                                ---------------
Office Property (29.2%)
Alexandria Real Estate Equities, Incorporated            3,800          220,020
American Financial Realty Trust                         20,600          351,230
Arden Realty, Incorporated                               7,205          218,600
Boston Properties, Incorporated                          9,575          461,419
CarrAmerica Realty Corporation                           7,550          224,839
Equity Office Properties Trust                          27,900          799,334
HRPT Properties Trust                                   30,600          308,754
Koger Equity, Incorporated                              16,170          338,438
Mack-Cali Realty Corporation                             5,275          219,546
Prentiss Properties Trust                               11,050          364,540
                                                                ---------------
                                                                      3,506,720
                                                                ---------------

12
               See accompanying notes to the financial statements.

Schedule of Portfolio Investments
December 31, 2003 (continued)

                                                    Shares
                                                or Principal
                                                    Amount      Market Value($)
Retail (20.9%)
Acadia Realty Trust                                     27,400          342,500
Developers Diversified Realty Corporation                4,870          163,486
Federal Realty Investment Trust                          4,150          159,319
General Growth Properties, Incorporated                 12,350          342,713
Kimco Realty Corporation                                 6,200          277,450
Pan Pacific Retail Properties, Incorporated              3,100          147,715
Regency Centers Corporation                              7,485          298,277
Rouse Company                                            5,100          239,700
Simon Property Group, Incorporated                      11,400          528,275
                                                                ---------------
                                                                      2,499,435
                                                                ---------------
Storage (2.6%)
Public Storage, Incorporated                             7,195          312,191
                                                                ---------------
Total Real Estate Investment Trusts                                  11,651,281
                                                                ---------------
Repurchase Agreement (6.4%)
Custodial Trust Company, 0.85%, dated
12/31/03, due 01/02/04, repurchase price
$768,575 (collateralized by U.S. Treasury
Bonds)                                         $       768,539          768,539
                                                                ---------------
Total Investments (Cost $11,464,218) (a) -
103.7%                                                               12,419,820
Liabilities in excess of other assets -
(3.7)%                                                                 (444,801)
                                                                ---------------
NET ASSETS - 100.0%                                             $    11,975,019
                                                                ===============

/1/Represents non-income producing securities.
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation/depreciation of securities as follows:
     Unrealized appreciation ....................   $       977,759
     Unrealized depreciation ....................           (22,157)
                                                    ---------------
     Net unrealized appreciation ................   $       955,602
                                                    ===============

                                                                              13
              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 2003

ASSETS
Investment, at value (cost $10,695,679)                         $    11,651,281
Repurchase agreements, at cost                                          768,539
                                                                ---------------
Total Investments, (cost $11,464,218)                                12,419,820
Interest and dividends receivable                                        65,860
Receivables from investment securities sold                             209,740
Receivable for capital shares issued                                     93,240
Prepaid expenses                                                         20,222
                                                                ---------------
   Total Assets                                                      12,808,882
                                                                ---------------
LIABILITIES
Payables for investments purchased                                      818,460
Accrued expenses and other payables
   Investment advisory fees                                               5,098
   Distribution fees                                                      6,192
   Other                                                                  4,113
                                                                ---------------
   Total Liabilities                                                    833,863
                                                                ---------------
NET ASSETS                                                      $    11,975,019
                                                                ===============
Capital                                                         $    10,964,688
Undistributed realized gains on investments                              54,729
Net unrealized appreciation on investments                              955,602
                                                                ---------------
   Net Assets                                                   $    11,975,019
                                                                ===============
Class A
   Net Assets                                                   $     5,599,981
   Shares outstanding                                                   173,871
                                                                ---------------
   Redemption price per share                                   $         32.21
                                                                ===============
   Maximum Sales Charge-Class A                                            5.75%
                                                                ---------------
   Maximum Offering Price
      [100%/(100%-Maximum Sales Charge) of net asset value
       adjusted to the nearest cent] per share                  $         34.18
                                                                ===============
Class B
   Net Assets                                                   $       906,977
   Shares outstanding                                                    28,241
                                                                ---------------
   Offering price per share/1/                                  $         32.12
                                                                ===============
Class C
   Net Assets                                                   $     5,468,061
   Shares outstanding                                                   170,504
                                                                ---------------
   Offering price per share/1/                                  $         32.07
                                                                ===============

/1/Redemption price per share varies by length of time shares are held.

Statements of Operations

                                                 PERIOD ENDED     PERIOD ENDED
                                                 DECEMBER 31,      MARCH 31,
                                                     2003           2003/1/
                                               ---------------  ---------------
INVESTMENT INCOME
Interest income                                $         2,390  $            81
Dividend income                                        192,940            1,299
                                               ---------------  ---------------
   Total Investment Income                             195,330            1,380
                                               ---------------  ---------------
EXPENSES
Investment advisory fees                                29,884              211
Administration fees                                      4,348               42
Distribution fees
   Class A                                               3,995               50
   Class B                                               2,705               25
   Class C                                              16,473               25
Custodian fees                                           6,771              478
Fund accounting fees                                    37,500           12,500
Transfer agent fees                                      6,670               41
State registration fees                                 24,875              404
Printing fees                                              373              801
Other expenses                                           4,253            1,158
                                               ---------------  ---------------
   Total expenses before waivers                       137,847           15,735
   Less expenses waived/reimbursed
    by the Adviser                                     (72,475)         (15,338)
                                               ---------------  ---------------
   Net Expenses                                         65,372              397
                                               ---------------  ---------------
   Net Investment Income                               129,958              983
                                               ---------------  ---------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments                    153,748              248
Change in unrealized appreciation/
 depreciation from investments                         954,328            1,274
                                               ---------------  ---------------
Net realized/unrealized gains from
 investments                                         1,108,076            1,522
                                               ---------------  ---------------
Change in net assets resulting from
 operations                                    $     1,238,034  $         2,505
                                               ===============  ===============

/1/From commencement of operations on December 31, 2002.

                                                                              15
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                 PERIOD ENDED     PERIOD ENDED
                                                 DECEMBER 31,      MARCH 31,
                                                     2003           2003/1/
                                               ---------------  ---------------
FROM INVESTMENT ACTIVITIES
 OPERATIONS
Net investment income                          $       129,958  $           983
Net realized gains from investments                    153,748              248
Net change in unrealized appreciation/
 depreciation from investments                         954,328            1,274
                                               ---------------  ---------------
Change in net assets resulting from
 operations                                          1,238,034            2,505
                                               ---------------  ---------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income                             (87,869)            (704)
From net realized gains from investments               (24,225)              --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income                             (12,560)             (72)
From net realized gains from investments                (4,170)              --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income                             (75,764)             (72)
From net realized gains from investments               (24,889)              --
                                               ---------------  ---------------
Change in net assets from distributions to
 shareholders                                         (229,477)            (848)
                                               ---------------  ---------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                         10,980,944          100,000
Shares issued in reinvestment of
 distributions                                         202,427              848
Payments for shares redeemed                          (319,414)              --
                                               ---------------  ---------------
Change in net assets from capital
 transactions                                       10,863,957          100,848
                                               ---------------  ---------------
Change in net assets                                11,872,514          102,505
NET ASSETS
Beginning of period                                    102,505               --
                                               ---------------  ---------------
End of period                                  $    11,975,019  $       102,505
                                               ===============  ===============
Undistributed net investment income            $            --  $           252
                                               ===============  ===============

/1/From commencement of operations on December 31, 2002.

16
               See accompanying notes to the financial statements.

                                                 PERIOD ENDED     PERIOD ENDED
                                                 DECEMBER 31,      MARCH 31,
                                                     2003           2003/1/
                                               ---------------  ---------------
Capital Transactions:
Class A:
   Proceeds from shares issued                 $     5,087,255  $        80,000
   Dividends reinvested                                101,753              704
   Cost of shares redeemed                            (117,826)              --
                                               ---------------  ---------------
   Change                                      $     5,071,182  $        80,704
                                               ===============  ===============
Class B:
   Proceeds from shares issued                 $       800,669  $        10,000
   Dividends reinvested                                 14,982               72
   Cost of shares redeemed                                (424)              --
                                               ---------------  ---------------
   Change                                      $       815,227  $        10,072
                                               ===============  ===============
Class C:
   Proceeds from shares issued                 $     5,093,020  $        10,000
   Dividends reinvested                                 85,692               72
   Cost of shares redeemed                            (201,164)              --
                                               ---------------  ---------------
   Change                                      $     4,977,548  $        10,072
                                               ===============  ===============
Share Transactions:
Class A:
   Issued                                              171,117            3,200
   Reinvested                                            3,336               29
   Redeemed                                             (3,811)              --
                                               ---------------  ---------------
   Change                                              170,642            3,229
                                               ===============  ===============
Class B:
   Issued                                               27,359              400
   Reinvested                                              493                3
   Redeemed                                                (14)              --
                                               ---------------  ---------------
   Change                                               27,838              403
                                               ===============  ===============
Class C:
   Issued                                              174,073              400
   Reinvested                                            2,815                3
   Redeemed                                             (6,787)              --
                                               ---------------  ---------------
   Change                                              170,101              403
                                               ===============  ===============

/1/From commencement of operations on December 31, 2002.

                                                                              17
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                       Investment Activities                  Less Dividends from
                                               -------------------------------------  -----------------------------------
                                    Net Asset              Net Realized/    Total
                                      Value,       Net      Unrealized       From         Net       Net
                                    Beginning  Investment     Gains on    Investment  Investment  Realized      Total
                                    of Period    Income     Investments   Activities    Income     Gains    Distributions
-------------------------------------------------------------------------------------------------------------------------
Kensington Real Estate Securities Fund Class A
   Period Ended December 31, 2003   $   25.41        0.83           7.14        7.97       (1.02)    (0.15)         (1.17)
   Period Ended March 31, 2003 *    $   25.00        0.25           0.38        0.63       (0.22)       --          (0.22)
Kensington Real Estate Securities Fund Class B
   Period Ended December 31, 2003   $   25.40        0.70           7.06        7.76       (0.89)    (0.15)         (1.04)
   Period Ended March 31, 2003 *    $   25.00        0.21           0.37        0.58       (0.18)       --          (0.18)
Kensington Real Estate Securities Fund Class C
   Period Ended December 31, 2003   $   25.40        0.69           7.04        7.73       (0.91)    (0.15)         (1.06)
   Period Ended March 31, 2003 *    $   25.00        0.21           0.37        0.58       (0.18)       --          (0.18)

*    From commencement of operations on December 31, 2002.
(a)  Total return excludes sales charge.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

18
               See accompanying notes to the financial statements.

                                                                          Ratios/Supplemental Data
                                                            ------------------------------------------------
                                                                                        Ratio of
                                                                                           Net
                                                                            Ratio of   Investment
                                    Net Asset                               Expenses    Income to
                                      Value,      Total      Net Assets,   to Average    Average   Portfolio
                                      End of     Return     End of Period      Net     Net Assets   Turnover
                                      Period     (a)(b)        (000's)     Assets (c)      (c)        (d)
------------------------------------------------------------------------------------------------------------
Kensington Real Estate Securities Fund Class A
   Period Ended December 31, 2003   $   32.21       31.86%  $       5,600        1.45%       4.11%     87.64%
   Period Ended March 31, 2003 *    $   25.41        2.55%  $          82        1.45%       4.13%     13.10%
Kensington Real Estate Securities Fund Class B
   Period Ended December 31, 2003   $   32.12       30.99%  $         907        2.20%       3.33%     87.64%
   Period Ended March 31, 2003 *    $   25.40        2.34%  $          10        2.20%       3.38%     13.10%
Kensington Real Estate Securities Fund Class C
   Period Ended December 31, 2003   $   32.07       30.88%  $       5,468        2.20%       3.36%     87.64%
   Period Ended March 31, 2003 *    $   25.40        2.34%  $          10        2.20%       3.38%     13.10%

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Other Share Class Results (Unaudited)

TOTAL RETURN
FOR PERIODS ENDED DECEMBER 31, 2003    ONE       SINCE
WITH ALL DISTRIBUTIONS REINVESTED     YEAR    INCEPTION/1/
                                      -----   ------------
CLASS B SHARES
not reflecting CDSC/2/                34.06%         34.06%
reflecting applicable CDSC            29.06%         29.06%
CLASS C SHARES
not reflecting CDSC/2/                33.95%         33.95%
reflecting applicable CDSC            32.95%         32.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

/1/Fund inception 12/31/02.
/2/CDSC= contingent deferred sales charge, price per share varies by length of time shares are held.

                       This page intentionally left blank

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Results At A Glance
Results for other share classes can be found on page 38.

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED DECEMBER 31, 2003    ONE       SINCE
WITH ALL DISTRIBUTIONS REINVESTED     YEAR    INCEPTION/1/
                                      -----   ------------
Kensington Select Income Fund         23.97%         25.34%
   With sales load*                   16.83%         22.67%
Merrill Lynch Preferred Index/2/       9.43%          8.60%
NAREIT Composite Index/3/             38.47%         20.32%
--------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

*Reflects the maximum sales load of 5.75%.
/1/ Fund Inception 3/30/01. While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
/2/ The Merrill Lynch Preferred Index is an unmanaged market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.
/3/ The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Management's Discussion And Analysis

The Kensington Select Income Fund paid quarterly dividends during the twelvemonth period ended December 31, 2003 which brought the Fund's trailing twelvemonth dividend yield to 6.96%/4/ and its 30-day SEC yield to 6.74%. The Fund's yield continued to be above other equity market alternatives and government bonds. For example, at the end of this reporting period, the S&P 500 dividend yield was 1.56%/5/ and the dividend yield on 10-Year Treasury Notes was 4.25%./6/

                                YIELD COMPARISON

Kensington Select Income Fund               6.96%
10 Year Treasury Notes                      4.25%
S&P 500                                     1.56%

On a total return basis, the Kensington Select Income Fund generated a 23.97%/7/ total return for the year ended December 31, 2003 versus the Merrill Lynch Preferred Stock Index's 9.43% return./2/ Given the Fund's large holdings in REIT preferred stock it is not surprising that in a year in which common stocks (including REITs) excelled, the Fund underperformed the NAREIT Composite Index (+38.47%)./3/

Short-term performance aside, we are pleased that the Fund has generated average annual returns of 25.34% from inception on March 30, 2001 through the close of this reporting period. This was well in excess of the Merrill Lynch Preferred Index's average annual return of 8.60%/2/ over the same time period.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

/4/ Kensington Select Income Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A Shares) divided by the 12/31/03 NAV.
/5/The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index.
/6/Source: S&P 500 - Bloomberg as of 1/5/04; 10-Year Treasury Bonds - Bloomberg as of 1/5/04. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.
/7/Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge).

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
Period from Fund inception on March 30, 2001 to December 31, 2003

                                              Kensington Select  Merrill Lynch
                                              Income Fund        Preferred Index
                                              ----------------------------------
    1-Mar          1-Dec          2-Dec                      3-Dec
-------------  -------------  -------------   ----------------------------------
 9423   10000  12113   10653  14165   11468   17561                        12549
11090   10264  12851   10662  14488   11736
11217   10410  13772   10897  16027   12251
               13470   11273  16321   12242

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined, in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Merrill Lynch Preferred Index is an unmanaged market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2003:

                                         One       Since
CLASS A SHARES/1/                        Year   Inception/2/
                                        -----   ------------
reflecting 5.75% maximum sales charge   16.84%         22.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

/1/Performance for other share classes can be found on page 38.
/2/Fund inception 3/30/01.

Over the last twelve months approximately 80% of Fund assets were invested in real estate company senior securities, primarily preferred stocks. On average, the senior securities in the portfolio yielded 8.1%.

We took advantage of opportunities to buy small, high-quality, non-rated preferred stocks with a significant yield advantage over larger, rated issues. Investors tend to favor rated issues, so non-rated preferreds are generally priced more attractively when they come to market. Of course, investing in non-rated preferreds puts a premium on rigorous balance sheet analysis. We are more than willing to do our homework in an effort to enhance yield.

In Conclusion

We are pleased with the Fund's 24% gain in 2003. Looking ahead, we remain optimistic. Real estate is attractively priced relative to stocks and bonds, with improving fundamentals. We anticipate longer-term returns in the REIT market should be in line with their long-term historical averages. However, should the economy stumble, there is some risk to REIT common shares. One could argue that is doubly true for the broader equities markets. REIT preferred stocks, on the other hand, are less sensitive to the economy, and offer average dividend yields of over 7%/1/. This is more than 250 basis points (2.5%) higher than 10-year treasury yields/2/, a comfortable cushion by historical standards. While equity returns in 2004 will depend heavily on the continuation of a recovery in the economy, we believe the Fund's focus on preferred stocks is an ideal strategy for the current environment.


/s/ Paul Gray                           /s/ Joel S. Beam
Paul Gray                               Joel S. Beam
Portfolio Manager                       Portfolio Manager

/1/REIT preferred stocks (all BBB or better) tracked by Kensington Investment Group.
/2/The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
December 31, 2003

                                                    Shares      Market Value($)
Common Stock (2.0%)
Finance Services
Spirit Finance Corporation/1,2,3/                    1,434,400       14,344,000
                                                                ---------------
Preferred Stock (95.2%)
Real Estate Investment Trusts
Alexandria Real Estate Equities,
 Incorporated, Series B, 9.10%                         233,400        6,558,540
Anthracite Capital, Incorporated,
 Series C, 9.375%                                      852,700       23,321,345
Apartment Investment & Management Company,
 Series T, 8.00%                                       897,000       23,142,600
Apartment Investment & Management Company,
 Class Q, 10.10%                                       124,800        3,375,840
Apartment Investment & Management Company,
 Class R, 10.00%                                       347,000        9,427,990
Apartment Investment & Management Company,
 Series G, 9.375%                                      378,600       10,244,916
Associated Estates Realty, Series A, 9.75%             239,500        6,011,450
Bedford Property Investors, Incorporated,
 Series A, 8.75%/2/                                    400,000       20,462,520
Boykin Lodging Company, Class A, 10.50%                465,100       13,394,880
Brandywine Realty Trust, Series C, 7.50%               400,000       10,000,000
Capital Automotive REIT, Series A, 7.50%               390,500        9,860,125
CBL & Associates Properties, Incorporated,
 Series B, 8.75%                                       157,200        8,614,560
CBL & Associates Properties, Incorporated,
 Series C, 7.75%                                       650,000       16,209,375
Colonial Properties Trust, Series C, 9.25%             144,500        3,875,490
Colonial Properites Trust, Series D, 8.125%            489,800       13,302,968
Corporate Office Properties Trust,
 Series B, 10.00%                                       15,400          396,935
Corporate Office Properties Trust,
 Series E, 10.25%                                       68,500        1,852,240
Corporate Office Properties Trust,
 Series F, 9.875%                                      158,400        4,303,728
Corporate Office Properties Trust,
 Series G, 8.00%                                       440,000       11,880,000
Cousins Properties, Incorporated,
 Series A, 7.75%                                       842,500       22,958,125
Crescent Real Estate Equities Company,
 Series B, 9.50%                                       726,800       20,386,740
Developers Diversified Realty Corporation,
 Series F, 8.60%                                       198,650        5,303,955
EastGroup Properties, Incorporated,
 Series D, 7.95%                                       394,300       10,757,017
Entertainment Properties Trust,
 Series A, 9.50%                                       700,000       19,320,000
Equity Inns, Incorporated, Series B, 8.75%             139,700        3,798,443
FelCor Lodging Trust, Incorporated,
 Series A, $1.95                                       152,000        3,675,360
FelCor Lodging Trust, Incorporated,
 Series B, 9.00%                                       438,300       10,983,798

26
               See accompanying notes to the financial statements.

Schedule of Portfolio Investments
December 31, 2003 (continued)

                                                    Shares      Market Value($)
First Industrial Realty Trust,
 Incorporated, Series D, 7.95%                          13,800          347,760
Glimcher Realty Trust, Series B, 9.25%                 295,898        7,501,014
Glimcher Realty Trust, Series F, 8.75%                 690,000       18,435,972
Health Care REIT, Incorporated,
 Series D, 7.875%                                      212,724        5,618,041
Highwoods Properties, Incorporated,
 Series A, 8.625%                                        6,204        6,198,187
Highwoods Properties, Incorporated,
 Series B, 8.00%                                       300,700        7,595,682
Highwoods Properties, Incorporated,
 Series D, 8.00%                                       191,600        4,801,496
Home Properties of New York, Incorporated,
 Series F, 9.00%                                       415,700       11,548,686
Hospitality Properties Trust,
 Series A, 9.50%                                        25,100          650,090
Hospitality Properties Trust,
 Series B, 8.875%                                      344,100        9,462,750
Host Marriott Corporation, Series B, 10.00%              5,100          137,700
HRPT Properties Trust, Series B, 8.75%                 669,482       18,678,548
Innkeepers USA Trust, Series A, 8.625%                  45,600        1,145,016
Innkeepers USA Trust, Series C, 8.00%                  350,000        8,848,455
iStar Financial, Incorporated,
 Series B, 9.375%                                       77,200        1,987,900
iStar Financial, Incorporated,
 Series C, 9.20%                                       101,900        2,598,450
iStar Financial, Incorporated,
 Series D, 8.00%                                       174,550        4,418,733
iStar Financial, Incorporated,
 Series E, 7.875%                                      705,300       18,267,270
iStar Financial, Incorporated,
 Series F, 7.80%                                        80,000        2,092,000
iStar Financial, Incorporated,
 Series G, 7.65%                                       400,000       10,100,000
Keystone Properties Trust, Series D, 9.125%            570,800       15,497,220
Kilroy Realty Corporation, Series E, 7.80%             200,000        5,110,000
Koger Equity, Incorporated, Series A, 8.50%            927,200       25,052,943
Kramont Realty Trust, Series D, 9.50%                   44,800        1,133,440
Kramont Realty Trust, Series E, 8.25%                  617,600       15,594,400
La Quinta Properties, Incorporated,
 Series A, 9.00%                                       225,100        5,722,042
LaSalle Hotel Properties, Series A, 10.25%             360,500       10,292,275
Lexington Corporate Properties Trust,
 Series B, 8.05%                                       592,800       15,857,400
LTC Properties, Incorporated, Series E, 8.50%          160,000        5,000,000
Mid-America Apartment Communities,
 Incorporated, Series F, 9.25%                         107,500        2,907,875
Mid-America Apartment Communities,
 Incorporated, Series H, 8.30%                         646,900       16,897,028
Mills Corporation, Series B, 9.00%                     256,600        7,066,764
Mills Corporation, Series C, 9.00%                     168,400        4,655,418
Mills Corporation, Series E, 8.75%                     765,200       20,736,920
National Health Investors, Incorporated,
 Convertible Series, 8.50%                             264,600        7,144,200
   Newcastle Investment Corporation,
    Series B, 9.75%                                    593,225       16,509,452
Parkway Properties, Incorporated,
 Series D, 8.00%                                       504,200       13,361,300

                                                                              27
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
December 31, 2003 (continued)

                                                    Shares      Market Value($)
Pennsylvania Real Estate Investment Trust,
 Series A, 11.00%                                      173,700       10,595,700
Post Properties, Incorporated,
 Series B, 7.625%                                       14,700          388,521
Prime Group Realty Trust, Series B, 9.00%/4/           106,800        2,754,372
PS Business Parks, Incorporated,
 Series D, 9.50%                                        76,400        2,068,912
PS Business Parks, Incorporated,
 Series F, 8.75%                                        71,600        1,923,176
Public Storage, Incorporated, Series A,
 Deposit Shares                                        269,350        8,053,565
Realty Income Corporation, Class B, 9.375%              32,300          831,079
Saul Centers, Incorporated, Series A, 8.00%            250,000        6,625,000
Sizeler Property Investors, Incorporated,
 Series B, 9.75%/1/                                    287,400        8,291,490
SL Green Realty Corporation, Series C, 7.625%          550,000       14,162,500
SNH Capital Trust I, Series Z, 10.125%                 103,600        2,838,640
Taubman Centers, Incorporated,
 Series A, 8.30%                                       131,300        3,337,646
U.S. Restaurant Properties, Series A, 7.72%             99,000        2,270,070
Urstadt Biddle Properties Trust,
 Series C, 8.50%/1,2/                                   95,000        9,731,563
Winston Hotels, Incorporated, Series A, 9.25%          111,800        2,829,658
                                                                ---------------
Total Preferred Stock                                               699,093,259
                                                                ---------------
Real Estate Investment Trusts (18.0%)
Hotels (2.0%)
Ashford Hospitality Trust/3/                         1,570,200       14,744,178
                                                                ---------------
Mortgage (3.1%)
Anthracite Capital, Incorporated                     1,095,200       12,123,864
Anworth Mortgage Asset Corporation                     423,500        5,899,355
MFA Mortgage Investments, Incorporated                 512,800        4,999,800
                                                                ---------------
                                                                     23,023,019
                                                                ---------------
Office Property (10.2%)
American Financial Realty Trust                      2,180,300       37,174,115
Koger Equity, Incorporated                             993,100       20,785,583
Maguire Properties, Incorporated                       542,700       13,187,610
Prentiss Properties Trust                              112,500        3,711,375
                                                                ---------------
                                                                     74,858,683
                                                                ---------------
Retail (0.0%)
Kramont Realty Trust                                     7,400          133,940
                                                                ---------------
Whole Loans (2.7%)
RAIT Investment Trust                                  768,200       19,665,920
                                                                ---------------
Total Real Estate Investment Trusts                                 132,425,740
                                                                ---------------

28
               See accompanying notes to the financial statements.

Schedule of Portfolio Investments
December 31, 2003 (continued)

                                                  Principal
                                                    Amount      Market Value($)
Corporate Bonds (3.8%)
Real Estate (0.7%)
LNR Property Corporation, 10.50%, 01/15/09     $     5,100,000        5,380,500
                                                                ---------------
Real Estate Investment Trusts (3.1%)
BF Saul REIT, 9.75%, 04/01/08                       10,000,000       10,437,500
Cresent Real Estate Equities Company,
 7.50%, 09/15/07                                       250,000          261,250
Meristar Hospitality Corporation,
 10.50%, 06/15/09                                    5,000,000        5,425,000
Meristar Hospitality Corporation,
 9.125%, 01/15/11                                    6,000,000        6,360,000
                                                                ---------------
                                                                     22,483,750
                                                                ---------------
Total Corporate Bonds                                                27,864,250
                                                                ---------------
Repurchase Agreement (0.4%)
Custodial Trust Company, 0.625%, dated
12/31/03, due 01/02/04, repurchase price
$2,672,367 (collateralized by U.S. Treasury
Strip Bonds)/5/                                      2,672,274        2,672,274
                                                                ---------------
Total Investments (Cost $802,007,328)
 (a) - 119.4%                                                       876,399,523
Liabilities in excess of other
 assets - (19.4)%                                                  (142,228,808)
                                                                ---------------
NET ASSETS - 100.0%                                             $   734,170,715
                                                                ===============
----------
/1/ The Adviser, using board approved procedures, has deemed all or a portion of these securities to be illiquid.
/2/ Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
/3/  Represents non-income producing securities.
/4/  Defaulted security.
/5/  Security purchased with the cash proceeds from securities loaned.
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation......................  $    75,180,731
Unrealized depreciation......................         (788,536)
                                               ---------------
Net unrealized appreciation..................  $    74,392,195
                                               ===============

                                                    Shares      Market Value($)
Securities Sold Short (0.3%)
Common Stock
Financial Services
W.P. Carey & Company LLC                                71,600        2,185,232
                                                                ---------------
Total Securities Sold Short (Proceeds
 $2,265,864)                                                    $     2,185,232
                                                                ===============

                                                                              29
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 2003

ASSETS
Investments, at value/1/ (cost $799,355,054)                    $   873,727,249
Repurchase agreement, at cost                                         2,672,274
                                                                ---------------
Total Investments, (cost $802,007,328)                              876,399,523
Deposits with broker and custodian bank for
 securities sold short                                                3,581,371
Interest and dividends receivable                                     6,829,209
Receivable from investments sold                                      6,252,068
Receivable for capital shares issued                                  1,728,040
Prepaid expenses                                                         36,731
                                                                ---------------
   Total Assets                                                     894,826,942
                                                                ---------------
LIABILITIES
Demand loan payable to bank                                         135,368,064
Securities sold short (proceeds $2,265,864)                           2,185,232
Payable for return of collateral received for
 securities on loan                                                   2,672,274
Payable for investments purchased                                    18,853,760
Payable for capital shares redeemed                                     287,370
Accrued expenses and other payables
   Investment advisory fees                                             559,381
   Distribution fees                                                    311,667
   Other                                                                418,479
                                                                ---------------
   Total Liabilities                                                160,656,227
                                                                ---------------
NET ASSETS                                                      $   734,170,715
                                                                ===============
Capital                                                         $   659,992,509
Accumulated net realized losses on
 investments and securities sold short                                 (294,621)
Net unrealized appreciation on investments
 and securities sold short                                           74,472,827
                                                                ---------------
   Net Assets                                                   $   734,170,715
                                                                ===============
Class A
   Net Assets                                                   $   474,117,386
   Shares outstanding                                                12,898,616
                                                                ---------------
   Redemption price per share                                   $         36.76
                                                                ===============
   Maximum Sales Charge - Class A                                          5.75%
   Maximum Offering Price [100%/(100%-Maximum
    Sales Charge) of net asset value adjusted                   ---------------
    to the nearest cent] per share                              $         39.00
                                                                ===============
Class B
   Net Assets                                                   $    64,900,295
   Shares outstanding                                                 1,774,858
                                                                ---------------
   Offering price per share/2/                                  $         36.57
                                                                ===============
Class C
   Net Assets                                                   $   195,153,034
   Shares outstanding                                                 5,345,010
                                                                ---------------
   Offering price per share/2/                                  $         36.51
                                                                ===============

/1/  Includes securities on loan of $2,598,613.
/2/  Redemption price per share varies by length of time shares are held.

30
               See accompanying notes to the financial statements.

Statements of Operations

                                                PERIOD ENDED
                                                DECEMBER 31,      YEAR ENDED
                                                    2003        MARCH 31, 2003
                                               ---------------  ---------------
INVESTMENT INCOME
Interest income                                $     3,247,600  $     4,100,121
Securities lending income                               18,499            5,393
Dividend income                                     33,409,172       27,758,157
                                               ---------------  ---------------
   Total Investment Income                          36,675,271       31,863,671
                                               ---------------  ---------------
EXPENSES
Investment advisory fees                             4,395,567        2,926,819
Administration fees                                    649,280          522,872
Distribution fees
   Class A                                             718,945          505,779
   Class B                                             405,769          251,369
   Class C                                           1,114,009          652,326
Custodian fees                                          75,659           88,616
Transfer agent fees                                    372,230          362,493
Trustees' fees                                          25,039            4,257
Dividend expense                                        93,332          164,632
Interest expense                                     1,735,226        1,601,965
Recoupment of prior expenses reimbursed
 by the Adviser                                        173,050               --
Other expenses                                         295,137          286,388
                                               ---------------  ---------------
   Total expenses before waivers                    10,053,243        7,367,516
   Less expenses waived by the Adviser                 (37,261)        (240,243)
                                               ---------------  ---------------
   Net Expenses                                     10,015,982        7,127,273
                                               ---------------  ---------------
   Net Investment Income                            26,659,289       24,736,398
                                               ---------------  ---------------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains (losses) from investments
 and options                                        17,098,663       (1,380,343)
Net realized gains (losses) on securities
 sold short                                           (326,453)         177,380
Change in unrealized appreciation/
 depreciation from investments, options and
 securities sold short                              63,936,566        5,465,124
                                               ---------------  ---------------
Net realized/unrealized gains from
 investments, options and securities
 sold short                                         80,708,776        4,262,161
                                               ---------------  ---------------
Change in net assets resulting from
 operations                                    $   107,368,065  $    28,998,559
                                               ===============  ===============

                                                                              31
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                PERIOD ENDED                      PERIOD ENDED
                                                DECEMBER 31,       YEAR ENDED       MARCH 31,
                                                    2003         MARCH 31, 2003      2002/1/
                                               ---------------  ---------------  ---------------
FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income                          $    26,659,289  $    24,736,398  $     4,325,351
Net realized gains (losses) from investments
 and options                                        17,098,663       (1,380,343)         441,326
Net realized gains (losses) on securities
 sold short                                           (326,453)         177,380         (164,623)
Net change in unrealized appreciation/
 depreciation from investments, options and
 securities sold short                              63,936,566        5,465,124        5,071,137
                                               ---------------  ---------------  ---------------
Change in net assets resulting from
 operations                                        107,368,065       28,998,559        9,673,191
                                               ---------------  ---------------  ---------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income                         (21,782,289)     (17,443,269)      (3,284,182)
From net realized gains from investments and
 securities sold short                              (6,450,559)              --               --
From return of capital                                      --               --          (57,438)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income                          (2,780,296)      (2,015,023)        (450,587)
From net realized gains from investments and
 securities sold short                                (906,470)              --               --
From return of capital                                      --               --           (7,874)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income                          (7,799,380)      (5,240,067)      (1,005,918)
From net realized gains from investments and
 securities sold short                              (2,703,569)              --               --
From return of capital                                      --               --          (17,571)
                                               ---------------  ---------------  ---------------
Change in net assets from distributions to
 shareholders                                      (42,422,563)     (24,698,359)      (4,823,570)
                                               ---------------  ---------------  ---------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                        373,590,225      595,795,265      157,684,347
Shares issued in reinvestment of
 distributions                                      30,250,055       16,776,495        3,131,309
Payments for shares redeemed                      (136,798,124)    (374,720,654)      (5,633,526)
Change in net assets from capital
 transactions                                      267,042,156      237,851,106      155,182,130
                                               ---------------  ---------------  ---------------
Change in net assets                               331,987,658      242,151,306      160,031,751
                                               ---------------  ---------------  ---------------
NET ASSETS
Beginning of period                                402,183,057      160,031,751               --
                                               ---------------  ---------------  ---------------
End of period                                  $   734,170,715  $   402,183,057  $   160,031,751
                                               ===============  ===============  ===============
Undistributed net investment income            $            --  $        44,727  $            --
                                               ===============  ===============  ===============

/1/  From commencement of operations on April 3, 2001.

32
               See accompanying notes to the financial statements.

                                                PERIOD ENDED                      PERIOD ENDED
                                                DECEMBER 31,       YEAR ENDED       MARCH 31,
                                                    2003         MARCH 31, 2003      2002/1/
                                               ---------------  ---------------  ---------------
Capital Transactions:
Class A:
   Proceeds from shares issued                 $   271,423,681  $   477,989,370  $   119,245,435
   Dividends reinvested                             20,398,461       12,051,376        2,234,526
   Cost of shares redeemed                        (123,478,645)    (348,182,666)      (4,995,776)
                                               ---------------  ---------------  ---------------
   Change                                      $   168,343,497  $   141,858,080  $   116,484,185
                                               ===============  ===============  ===============
Class B:
   Proceeds from shares issued                 $    18,633,992  $    27,905,475  $    10,443,075
   Dividends reinvested                              2,333,891        1,147,112          197,034
   Cost of shares redeemed                          (2,228,302)        (981,190)        (149,979)
                                               ---------------  ---------------  ---------------
   Change                                      $    18,739,581  $    28,071,397  $    10,490,130
                                               ===============  ===============  ===============
Class C:
   Proceeds from shares issued                 $    83,532,552  $    89,900,420  $    27,995,837
   Dividends reinvested                              7,517,703        3,578,007          699,749
   Cost of shares redeemed                         (11,091,177)     (25,556,798)        (487,771)
                                               ---------------  ---------------  ---------------
   Change                                      $    79,959,078  $    67,921,629  $    28,207,815
                                               ===============  ===============  ===============
Share Transactions:
Class A:
   Issued                                            7,735,747       14,891,132        3,923,593
   Reinvested                                          575,646          375,981           74,165
   Redeemed                                         (3,520,023)     (10,992,093)        (165,532)
                                               ---------------  ---------------  ---------------
   Change                                            4,791,370        4,275,020        3,832,226
                                               ===============  ===============  ===============
Class B:
   Issued                                              536,010          875,245          353,978
   Reinvested                                           66,093           35,986            6,642
   Redeemed                                            (62,977)         (30,977)          (5,142)
                                               ---------------  ---------------  ---------------
   Change                                              539,126          880,254          355,478
                                               ===============  ===============  ===============
Class C:
   Issued                                            2,390,368        2,809,143          942,415
   Reinvested                                          213,092          112,280           23,540
   Redeemed                                           (315,476)        (814,156)         (16,196)
                                               ---------------  ---------------  ---------------
   Change                                            2,287,984        2,107,267          949,759
                                               ===============  ===============  ===============

/1/  From commencement of operations on April 3, 2001.

                                                                              33
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Statements of Cash Flows

                                                PERIOD ENDED
                                                DECEMBER 31,      YEAR ENDED
                                                    2003        MARCH 31, 2003
                                               ---------------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                          $    26,659,289  $    24,736,398
Adjustments to reconcile net investment
 income to net cash used in operating
 activities:
   Purchases of investment securities             (994,589,327)    (986,482,748)
   Proceeds from disposition of investments,
    options and securities sold short              680,277,386      690,659,391
   Change in deposits with broker and
    custodian bank for securities sold short          (852,278)      (2,729,093)
   Change in interest and dividends
    receivable                                      (2,028,647)      (2,524,519)
   Change in payable for return of collateral
    received for securities on loan                 (3,389,694)       3,498,189
   Change in accrued expenses and other
    payables                                           507,933          520,204
Net amortization/accretion from investments            (22,937)         (13,696)
                                               ---------------  ---------------
Net cash used in operating activities             (293,438,275)    (272,335,874)
                                               ---------------  ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable                                 71,516,666       57,127,965
Proceeds from shares issued                        373,978,957      594,479,217
Cost of shares redeemed                           (139,884,840)    (371,349,444)
Cash distributions paid                            (12,172,508)      (7,921,864)
                                               ---------------  ---------------
   Net cash provided by financing activities       293,438,275      272,335,874
                                               ---------------  ---------------
Change in cash                                              --               --
CASH:
Beginning balance                                           --               --
                                               ---------------  ---------------
Ending balance                                 $            --  $            --
                                               ===============  ===============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $30,250,055 and $16,776,495, respectively.

34
               See accompanying notes to the financial statements.

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                                                                              35

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                        Investment Activities                     Less Dividends from
                                               -------------------------------------  -------------------------------------------
                                                           Net Realized/
                                                            Unrealized
                                                             Gains on
                                    Net Asset               Investments,    Total
                                      Value,      Net       Options and      From        Net         Net    Return
                                    Beginning  Investment   Securities    Investment  Investment  Realized    of         Total
                                    of Period    Income     Sold Short    Activities    Income      Gains   Capital  Distribution
---------------------------------------------------------------------------------------------------------------------------------
Kensington Select Income Fund Class A
   Period Ended December 31, 2003   $   32.50        1.67           5.07        6.74       (1.95)    (0.53)      --         (2.48)
   Year Ended March 31, 2003        $   31.18        2.57           1.29        3.86       (2.54)       --       --         (2.54)
   Period Ended March 31, 2002*     $   25.00        2.51           6.29        8.80       (2.58)       --    (0.04)        (2.62)
Kensington Select Income Fund Class B
   Period Ended December 31, 2003   $   32.35        1.47           5.04        6.51       (1.76)    (0.53)      --         (2.29)
   Year Ended March 31, 2003        $   31.08        2.26           1.35        3.61       (2.34)       --       --         (2.34)
   Period Ended March 31, 2002*     $   25.00        2.45           6.12        8.57       (2.45)       --    (0.04)        (2.49)
Kensington Select Income Fund Class C
   Period Ended December 31, 2003   $   32.30        1.48           5.02        6.50       (1.76)    (0.53)      --         (2.29)
   Year Ended March 31, 2003        $   31.06        2.28           1.31        3.59       (2.35)       --       --         (2.35)
   Period Ended March 31, 2002*     $   25.00        2.46           6.12        8.58       (2.48)       --    (0.04)        (2.52)

*    From commencement of operations on April 3, 2001.
(a)  Total return excludes sales charge.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  Excludes dividend and interest expense.
(e)  Includes dividend and interest expense.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

36
               See accompanying notes to the financial statements.

                                                                                          Ratios/Supplemental Data
                                                                          --------------------------------------------------------
                                                                                                          Ratio of
                                      Net                         Net                                        Net
                                     Asset                      Assets,     Ratio of       Ratio of      Investment
                                     Value,                     End of     Expenses to    Expenses to     Income to
                                     End of       Total         Period     Average Net    Average Net      Average
                                     Period    Return(a)(b)     (000's)   Assets (c)(d)  Assets (c)(e)  Net Assets(c)  Turnover(f)
----------------------------------------------------------------------------------------------------------------------------------
Kensington Select Income Fund Class A
   Period Ended December 31, 2003   $   36.76         21.21%  $  474,117           1.60%          2.01%          6.34%       22.49%
   Year Ended March 31, 2003        $   32.50         12.74%  $  263,459           1.60%          2.18%          8.73%       49.59%
   Period Ended March 31, 2002*     $   31.18         36.37%  $  119,483           1.60%          2.16%         11.00%       33.27%
Kensington Select Income Fund Class B
   Period Ended December 31, 2003   $   36.57         20.54%  $   64,900           2.35%          2.77%          5.54%       22.49%
   Year Ended March 31, 2003        $   32.35         11.89%  $   39,973           2.35%          3.00%          7.75%       49.59%
   Period Ended March 31, 2002*     $   31.08         35.41%  $   11,049           2.35%          3.04%          9.94%       33.27%
Kensington Select Income Fund Class C
   Period Ended December 31, 2003   $   36.51         20.54%  $  195,153           2.35%          2.77%          5.61%       22.49%
   Year Ended March 31, 2003        $   32.30         11.87%  $   98,752           2.35%          3.00%          7.85%       49.59%
   Period Ended March 31, 2002*     $   31.06         35.42%  $   29,499           2.35%          3.00%         10.07%       33.27%

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Other Share Class Results (Unaudited)

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED DECEMBER 31, 2003    ONE       SINCE
WITH ALL DISTRIBUTIONS REINVESTED      YEAR   INCEPTION/1/
                                      -----   ------------
CLASS B SHARES
not reflecting CDSC/2/                23.07%         24.42%
reflecting applicable CDSC            18.07%         23.68%
CLASS C SHARES
not reflecting CDSC/2/                23.04%         24.42%
reflecting applicable CDSC            22.04%         24.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

/1/ Fund inception 3/30/01. While the Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
/2/ CDSC= contingent deferred sales charge, price per share varies by length of time shares are held.

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                                                                              39

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Results at a Glance
Results for other share classes can be found on page 56.

AVERAGE ANNUAL RETURN FOR PERIODS                                   AGGREGATE
ENDED DECEMBER 31, 2003 WITH ALL     ONE    THREE      SINCE          SINCE
DISTRIBUTIONS REINVESTED             YEAR   YEAR    INCEPTION/1/   INCEPTION/1/
                                    -----   -----   ------------   ------------
Kensington Strategic Realty Fund    31.83%  21.35%         26.80%        177.28%
   With sales load*                 24.26%  18.97%         25.07%        161.29%
NAREIT Composite Index/2/           38.47%  18.94%         18.10%        104.36%
S&P 500 Index/3/                    28.68%  -4.04%         -2.47%        -10.19%
-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

*    Reflects the maximum sales load of 5.75%.
/1/  Fund inception 9/15/99.
/2/ The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.
/3/ The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Management's Discussion and Analysis

The Kensington Strategic Realty Fund paid quarterly dividends during the twelve-month period ended December 31, 2003 which brought the Fund's trailing twelve-month dividend yield to 5.49%/4/ and its 30-day SEC yield to 5.37%. The Strategic Realty Fund's dividend continued to be above other equity market alternatives and government bonds. For example, as of December 31, 2003, the S&P 500 Index dividend yield was 1.56%/3/ and the dividend yield on 10-Year Treasury Notes was 4.25%./5/

                                YIELD COMPARISON

Kensington Strategic Realty Fund            5.49%
10 Year Treasury Notes                      4.25%
S&P 500                                     1.56%

On a total return basis, the Kensington Strategic Realty Fund finished the year ending December 31, 2003 with a 31.83%/6/ gain versus the NAREIT Composite Index's 38.47%/2/ return and the S&P 500 Index's 26.68% advance. This caused the Fund to rank 159th out of 175 funds in Lipper Analytical Services' realty fund category for the year ended December 31, 2003./7/ So we find ourselves in the odd position of apologizing for an over 30% return, but that is the case.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

/4/ Kensington Strategic Realty Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 12/31/03 NAV.
/5/ Source: S&P 500 - Bloomberg as of 1/5/04; 10-Year Treasury Bonds - Bloomberg as of 1/5/04. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.
/6/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge).
/7/ Fund inception date = 9/15/99. Class A share class ranking. For the year ended 12/31/03, the Fund was ranked 159 out of 175 funds within Lipper's realty fund category. For the 3-year period, the Fund ranked 5 out of 141 funds. The fund was not ranked for the 5- and 10-year periods. The Lipper ranking is based on total return and does not reflect a sales charge.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
Period from commencement on September 15, 1999 to December 31, 2003


                                                                              Kensington Stragetic  NAREIT Composite
                                                                              Realty Fund           Index
                                                                              --------------------------------------
  Sep-99          Dec-99          Dec-00           1-Dec           2-Dec                        3-Dec
------------   -------------   -------------   -------------   -------------  --------------------------------------
9425   10000   11511    9647   14626   12144   19035   14027   19820   14759  26129                            20454
               11721    9863   15816   12272   19901   15193   19923   14881
               13680   10930   18086   13669   21092   16043   22624   16975
               14956   11727   17967   13331   19242   14627   23722   18506

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------
Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2003:

                                         One    Three      Since
CLASS A SHARES/1/                       Year    Year    Inception/2/
                                        -----   -----   ------------
reflecting 5.75% maximum sales charge   24.25%  18.98%         25.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

/1/ Performance for other share classes can be found on page 56.
/2/ Fund inception 9/15/99.

Short-term performance aside, the Fund continues to be the #1 ranked realty fund out of the 121 funds in Lipper Analytical Services' realty fund category from inception on September 15, 1999 through the close of this reporting period, having generated average annual returns of 26.80% over this time period. The fund also ranked 5th of 141 funds for the three year period ended December 31, 2003./1/

Investment Strategy

Recall that as we entered 2003, we were concerned that soft commercial real estate industry fundamentals would negatively impact REIT earnings and limit capital appreciation potential. Consequently, we positioned the portfolio for downside protection rather than maximum upside potential. In addition to a bias toward higher quality, higher yielding REITs, we had a larger than normal commitment to REIT preferred securities and were more actively hedging the portfolio. By the start of the second half of 2003, after REIT indices had already gained around 15%, we became more cautious. REITs continued to surge in the second half and our defensive posture had a negative impact on relative returns.

As we enter 2004, we remain defensively positioned. Although commercial real estate industry fundamentals are improving along with the economy, we believe much of the good news may already be reflected in REIT prices. If the economy continues to expand, current valuations make sense. However, if economic growth slows, we believe REIT prices may come under pressure. Consequently, we are inclined to continue to sacrifice capital appreciation potential for yield and remain over-weighted in more reasonably valued property sectors such as industrial and office and under-weighted in the more richly valued retail and apartment sectors. We continue to have a higher than normal allocation in REIT preferred securities, which enhance portfolio yield and provide downside protection. We will also continue to look for hedging opportunities.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

/1/ Fund inception date = 9/15/99. Class A share class ranking. For the year ended 12/31/03, the Fund was ranked 159 out of 175 funds within Lipper's realty fund category. For the 3-year period, the Fund ranked 5 out of 141 funds. The fund was not ranked for the 5- and 10-year periods. The Lipper ranking is based on total return and does not reflect a sales charge.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

In Conclusion

Propelled by compelling relative valuations and expectations of a recovering economy, REIT performance exceeded our expectations in 2003. While pleased with the Fund's performance in 2003, we missed out on some potential gains offered by the REIT market. However, we won't complain long about a 32% gain.

Real estate industry fundamentals are improving; however, we doubt REIT returns will be as generous in the year ahead as the 38% return generated in 2003. We believe research and a focus value will be critical in generating superior returns.


/s/ Paul Gray
Paul Gray
Portfolio Manager

Schedule of Portfolio Investments
December 31, 2003
                                                    Shares      Market Value($)
Common Stock (7.4%)
Financial Services (3.1%)
Fieldstone Investment Corporation/1,2/                 340,100        5,696,675
Origen Financial, Incorporated/1,2,3/                  700,000        7,000,000
                                                                ---------------
                                                                     12,696,675
                                                                ---------------
Real Estate (4.3%)
La Quinta Corporation/1/                               530,600        3,401,146
Luminent Mortgage Capital, Incorporated/2/             355,300        4,618,900
St. Joe Company                                          4,300          160,347
Wellsford Real Properties, Incorporated/1/             511,150        9,507,390
                                                                ---------------
                                                                     17,687,783
                                                                ---------------
Total Common Stock                                                   30,384,458
                                                                ---------------
Preferred Stock (23.2%)
Real Estate Investment Trusts
CBL & Associates Properties, Incorporated,
 Series B, 8.75%                                        66,700        3,655,160
Entertainment Properties Trust,
 Series A, 9.50%                                       453,100       12,505,560
FelCor Lodging Trust, Incorporated,
 Series B, 9.00%                                       242,800        6,084,568
Glimcher Realty Trust, Series B, 9.25%                 109,200        2,768,220
iStar Financial, Incorporated, Series B,
 9.38%                                                 115,640        2,977,730
iStar Financial, Incorporated, Series C,
 9.20%                                                  77,900        1,986,450
iStar Financial, Incorporated, Series E,
 7.88%                                                 583,500       15,112,650
La Quinta Corporation, Series A, 9.00%                  59,700        1,517,574
LaSalle Hotel Properties, Series A, 10.25%             242,800        6,931,940
Mid-America Apartment Communities,
 Incorporated, Series H, 8.30%                         467,000       12,198,040
Mills Corporation, Series B, 9.00%                     154,800        4,263,192
Mills Corporation, Series C, 9.00%                      81,200        2,244,774
Newcastle Investment Corporation,
 Series B, 9.75%                                       381,000       10,603,230
Pennsylvania Real Estate Investment Trust,
 Series A, 11.00%                                      148,200        9,040,200
Public Storage, Incorporated, Series A,
 Deposit Shares                                         84,000        2,511,600
Winston Hotels, Incorporated, Series A, 9.25%           26,200          663,122
                                                                ---------------
Total Preferred Stock                                                95,064,010
                                                                ---------------
Real Estate Investment Trusts (79.7%)
Apartments (5.6%)
Avalonbay Communities, Incorporated                    160,700        7,681,460
BRE Properties, Incorporated, Class A                  126,700        4,231,780
Equity Residential Properties Trust                    369,300       10,898,043
                                                                ---------------
                                                                     22,811,283
                                                                ---------------

                                                                              45
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
December 31, 2003 (continued)

                                                   Shares       Market Value($)
Diversified (12.3%)
Catellus Development Corporation                       119,242        2,876,117
First Potomac Realty Trust/1/                          180,700        3,386,318
First Union Real Estate/1/                           3,699,750        7,991,460
iStar Financial, Incorporated                          186,500        7,254,850
Keystone Property Trust                                259,200        5,725,728
Lexington Corporate Properties Trust                   238,900        4,823,391
Liberty Property Trust                                 110,305        4,290,865
One Liberty Properties, Incorporated                   196,000        3,910,200
Vornado Realty Trust                                   185,300       10,145,175
                                                                ---------------
                                                                     50,404,104
                                                                ---------------
Hotel/Restaurant (7.5%)
Ashford Hospitality Trust/1/                         1,348,000       12,657,720
Hersha Hospitality Trust                               374,100        3,778,410
Highland Hospitality Corporation/1/                    551,600        6,012,440
Host Marriott Corporation/1/                           423,800        5,221,216
MeriStar Hospitality Corporation                       467,000        3,040,170
                                                                ---------------
                                                                     30,709,956
                                                                ---------------
Industrial (5.8%)
Prime Group Realty Trust/1/                          1,716,900       10,764,963
ProLogis Trust                                         268,300        8,609,747
PS Business Parks, Incorporated, Class A               107,900        4,451,954
                                                                ---------------
                                                                     23,826,664
                                                                ---------------
Mortgage (8.5%)
Annaly Mortgage Management, Incorporated                96,900        1,782,960
Anthracite Capital, Incorporated                       779,400        8,627,958
Anworth Mortgage Asset Corporation                     357,600        4,981,368
Arbor Realty Trust/1,2/                                 73,640        5,596,640
Luminent Mortgage Capital, Incorporated                798,900       11,264,490
MFA Mortgage Investments, Inc.                         268,400        2,616,900
                                                                ---------------
                                                                     34,870,316
                                                                ---------------
Office Property (21.6%)
American Financial Realty Trust                      1,576,100       26,872,504
Boston Properties, Incorporated                        117,660        5,670,035
CarrAmerica Realty Corporation                         159,500        4,749,910
Equity Office Properties Trust                         576,000       16,502,400
Koger Equity, Incorporated                             593,950       12,431,374
Mack-Cali Realty Corporation                           173,500        7,221,070
Maguire Properties, Incorporated                       339,800        8,257,140
Prentiss Properties Trust                              210,715        6,951,488
                                                                ---------------
                                                                     88,655,921
                                                                ---------------
Retail (14.5%)
Agree Realty Corporation                               118,500        3,351,180
Federal Realty Investment Trust                        176,600        6,779,674
General Growth Properties, Incorporated                289,000        8,019,750

46
               See accompanying notes to the financial statements.

Schedule of Portfolio Investments
December 31, 2003 (continued)

                                                  Shares or
                                                  Principal
                                                    Amount      Market Value($)

Kimco Realty Corporation                               273,500       12,239,125
Kramont Realty Trust                                   350,800        6,349,480
Malan Realty Investors, Incorporated                   263,400        1,277,490
Pan Pacific Retail Properties, Incorporated             41,500        1,977,475
Pennsylvania Real Estate Investment Trust              136,900        4,969,470
Regency Centers Corporation                             56,500        2,251,525
Simon Property Group, Incorporated                     253,800       11,761,092
Tanger Factory Outlet Centers, Incorporated             10,000          407,000
                                                                ---------------
                                                                     59,383,261
                                                                ---------------
Whole Loans (3.9%)
RAIT Investment Trust                                  628,375       16,086,400
                                                                ---------------
Total Real Estate Investment Trusts                                 326,747,905
                                                                ---------------
Corporate Bonds (2.0%)
Real Estate Investment Trusts
BF Saul REIT, 9.75%, 04/01/08                  $     8,000,000        8,350,000
                                                                ---------------
Repurchase Agreement (2.7%)
Custodial Trust Company, 0.625%, dated
 12/31/03, due 01/02/04, repurchase
 price $10,912,901 (collateralized by U.S.
 Treasury Strips)/4/                                10,912,522       10,912,522
                                                                ---------------
Investment Company (2.1%)
Mutual Funds
Ishares Cohen & Steers Realty Majors
 Index Fund                                             82,400        8,742,640
                                                                ---------------
Total Investments (Cost $414,402,719) (a) -
 117.1%                                                             480,201,535
Liabilities in excess of other assets -
 (17.1)%                                                            (70,261,864)
                                                                ---------------
NET ASSETS - 100.0%                                             $   409,939,671
                                                                ===============

/1/ Represents non-income producing securities.
/2/ Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
/3/ The Adviser, using board approved procedures, has deemed all or a portion of these securities to be illiquid.
/4/ Security purchased with the cash proceeds from securities loaned.
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation .....................  $    68,495,721
Unrealized depreciation .....................       (2,696,905)
                                               ---------------
Net unrealized appreciation .................  $    65,798,816
                                               ===============

                                                                              47
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
December 31, 2003 (continued)

                                                   Shares       Market Value($)
Securities Sold Short (8.1%)
Real Estate Investment Trusts
Apartments (1.50%)
Camden Property Trust                                    5,000          221,500
Essex Property Trust, Incorporated                      14,000          899,080
Mid-America Apartment Communities,
 Incorporated                                           10,000          335,800
Town & Country Trust                                   187,600        4,755,660
                                                                ---------------
                                                                      6,212,040
                                                                ---------------
Health Care (0.4%)
Health Care Property Investors, Incorporated            35,700        1,813,560
                                                                ---------------
Hotel/Restaurant (0.4%)
Hospitality Properties Trust                            35,000        1,444,800
                                                                ---------------
Industrial (2.1%)
CenterPoint Properties Corporation                      65,000        4,868,500
First Industrial Realty Trust, Incorporated            104,900        3,540,375
                                                                ---------------
                                                                      8,408,875
                                                                ---------------
Mortgage (0.0%)
Capstead Mortgage Corporation                           11,600          194,648
                                                                ---------------
Office Property (1.4%)
Corporate Office Properties Trust                       59,900        1,257,900
Highwoods Properties, Incorporated                      64,500        1,638,300
Kilroy Realty Corporation                               23,000          753,250
Parkway Properties, Incorporated                        26,600        1,106,560
Trizec Properties, Incorporated                         75,400        1,161,160
                                                                ---------------
                                                                      5,917,170
                                                                ---------------
Retail (1.5%)
Developers Diversified Realty Corporation               10,000          335,700
Heritage Property Investment Trust                      37,000        1,052,650
Macerich Company                                        50,000        2,225,000
Mills Corporation                                       33,300        1,465,200
Rouse Company                                           18,800          883,600
                                                                ---------------
                                                                      5,962,150
                                                                ---------------
Storage (0.8%)
Public Storage, Incorporated                            58,000        2,516,620
Shurgard Storage Centers, Incorporated,
 Class A                                                21,200          798,180
                                                                ---------------
                                                                      3,314,800
                                                                ---------------
Total Securities Sold Short
 (Proceeds $30,463,853)                                         $    33,268,043
                                                                ===============

48
               See accompanying notes to the financial statements.

Statement of Assets and Liabilities
December 31, 2003

ASSETS
   Investments, at value/1/
    (cost $403,490,197)                        $   469,289,013
   Repurchase agreements, at cost                   10,912,522
                                               ---------------
   Total Investments, (cost $414,402,719)          480,201,535
   Deposits with broker and custodian bank
    for securities sold short                       30,685,814
   Interest and dividends receivable                 3,389,857
   Receivable for investments sold                  18,141,423
   Receivable for capital shares issued              1,622,472
   Prepaid expenses                                     46,495
                                               ---------------
      Total Assets                                 534,087,596
                                               ---------------
   LIABILITIES
   Demand loan payable to bank                      77,403,941
   Securities sold short (proceeds
    $30,463,853)                                    33,268,043
   Payable for return of collateral received
    for securities on loan                          10,912,522
   Payable for investments purchased                 1,558,555
   Payable for capital shares redeemed                 177,359
   Accrued expenses and other payables
      Investment advisory fees                         178,034
      Distribution fees                                171,521
      Other                                            477,950
                                               ---------------
      Total Liabilities                            124,147,925
                                               ---------------
   NET ASSETS                                  $   409,939,671
                                               ===============
   Capital                                     $   346,679,544
   Undistributed net realized gains on
    investments, options, and securities
    sold short                                         265,501
   Net unrealized appreciation on investments
    and securities sold short                       62,994,626
                                               ---------------
      Net Assets                               $   409,939,671
                                               ===============
   Class A
      Net Assets                               $   267,656,544
      Shares outstanding                             5,903,218
                                               ---------------
      Redemption price per share               $         45.34
                                               ===============
      Maximum Sales Charge - Class A                      5.75%
      Maximum Offering Price
       [100%/(100%-Maximum Sales Charge) of
       net asset value adjusted to the         ---------------
       nearest cent] per share                 $         48.11
                                               ===============
   Class B
      Net Assets                               $    45,339,867
      Shares outstanding                             1,007,124
                                               ---------------
      Offering price per share/2/              $         45.02
                                               ===============
   Class C
      Net Assets                               $    96,943,260
      Shares outstanding                             2,154,548
                                               ---------------
      Offering price per share/2/              $         44.99
                                               ===============

/1/ Includes securities on loan of $10,661,394.
/2/ Redemption price per share varies by length of time shares are held.

                                                                              49
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Statements of Operations

                                                PERIOD ENDED
                                                DECEMBER 31,      YEAR ENDED
                                                   2003         MARCH 31, 2003
                                               ---------------  ---------------
INVESTMENT INCOME
Interest income                                $       747,648  $     1,884,357
Securities lending income                                2,889           22,098
Dividend income                                     17,733,542       21,839,289
                                               ---------------  ---------------
   Total Investment Income                          18,484,079       23,745,744
                                               ---------------  ---------------
EXPENSES
Investment advisory fees                             2,668,453        4,167,856
Administration fees                                    360,969          445,705
Distribution fees
   Class A                                             396,888          424,501
   Class B                                             279,636          271,119
   Class C                                             568,502          502,218
Custodian fees                                          50,077           99,369
Transfer agent fees                                    187,455          388,072
Trustees' fees                                          13,308            2,389
Dividend expense on securities sold short            1,531,179        2,441,158
Interest expense                                     1,327,299        1,961,081
Recoupment of prior expenses reimbursed
 by the Adviser                                        253,722           99,928
Other expenses                                         169,063          221,025
                                               ---------------  ---------------
   Total expenses before waivers                     7,806,551       11,024,421
   Less expenses waived by the Adviser                      --          (20,818)
                                               ---------------  ---------------
   Net Expenses                                      7,806,551       11,003,603
                                               ---------------  ---------------
   Net Investment Income                            10,677,528       12,742,141
                                               ---------------  ---------------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS, OPTIONS AND SECURITIES SOLD
 SHORT
Net realized gains from investments and
 options                                            27,557,190        2,069,518
Net realized gains (losses) from securities
 sold short                                         (5,908,674)         192,019
Change in unrealized appreciation/
 depreciation from investments, options and
 securities sold short                              54,042,578      (17,588,850)
                                               ---------------  ---------------
Net realized/unrealized gains (losses) from
 investments, options and securities sold
 short                                              75,691,094      (15,327,313)
                                               ---------------  ---------------
Change in net assets resulting from
 operations                                    $    86,368,622  $    (2,585,172)
                                               ===============  ===============

50
               See accompanying notes to the financial statements.

Statements of Changes in Net Assets

                                                 PERIOD ENDED
                                                 DECEMBER 31,      YEAR ENDED       YEAR ENDED
                                                     2003        MARCH 31, 2003   MARCH 31, 2002
                                               ---------------  ---------------  ---------------
FROM INVESTMENT ACTIVITIES OPERATIONS
Net investment income                          $    10,677,528  $    12,742,141  $     6,740,514
Net realized gains from investments
 and options                                        27,557,190        2,069,518       15,024,064
Net realized gains (losses) from
 securities sold short                              (5,908,674)         192,019         (784,270)
Change in unrealized appreciation/
 depreciation from investments, options and
 securities sold short                              54,042,578      (17,588,850)      17,129,683
                                               ---------------  ---------------  ---------------
Change in net assets resulting from operations      86,368,622       (2,585,172)      38,109,991
                                               ---------------  ---------------  ---------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income                          (9,632,796)     (10,774,718)      (8,164,547)
From net realized gains from investments and
 securities sold short                              (8,101,930)      (6,126,828)      (4,346,779)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income                          (1,497,752)      (1,575,949)      (1,031,380)
From net realized gains from investments and
 securities sold short                              (1,407,693)      (1,043,652)        (644,079)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income                          (3,096,775)      (2,933,154)      (1,886,845)
From net realized gains from investments and
 securities sold short                              (2,985,811)      (1,968,616)      (1,169,160)
                                               ---------------  ---------------  ---------------
Change in net assets from distributions
 to shareholders                                   (26,722,757)     (24,422,917)     (17,242,790)
                                               ---------------  ---------------  ---------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                        146,184,339      164,082,978      137,697,012
Shares issued in reinvestment of distributions      21,882,210       19,412,060       12,935,616
Payments for shares redeemed                       (71,994,074)   ( 141,269,523)     (54,889,406)
                                               ---------------  ---------------  ---------------
Change in net assets from capital transactions      96,072,475       42,225,515       95,743,222
                                               ---------------  ---------------  ---------------
Change in net assets                               155,718,340       15,217,426      116,610,423
NET ASSETS
Beginning of period                                254,221,331      239,003,905      122,393,482
                                               ---------------  ---------------  ---------------
End of period                                  $   409,939,671  $   254,221,331  $   239,003,905
                                               ===============  ===============  ===============
Undistributed net investment income            $            --  $            --  $            --
                                               ===============  ===============  ===============

                                                                              51
              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (continued)


                                                 PERIOD ENDED
                                                 DECEMBER 31,      YEAR ENDED      YEAR ENDED
                                                    2003         MARCH 31, 2003   MARCH 31,2002
                                               ---------------  ---------------  ---------------
Capital Transactions:
Class A:
   Proceeds from shares issued                 $   107,333,748  $   127,388,249  $   106,835,371
   Dividends reinvested                             14,242,124       13,001,259        8,829,331
   Cost of shares redeemed                         (63,599,880)    (123,931,752)     (48,704,075)
                                               ---------------  ---------------  ---------------
   Change                                      $    57,975,992  $    16,457,756  $    66,960,627
                                               ===============  ===============  ===============
Class B:
   Proceeds from shares issued                 $     9,929,031  $    10,622,882  $    10,434,084
   Dividends reinvested                              2,426,165        2,178,280        1,411,891
   Cost of shares redeemed                          (2,729,027)      (4,984,862)        (703,237)
                                               ---------------  ---------------  ---------------
   Change                                      $     9,626,169  $     7,816,300  $    11,142,738
                                               ===============  ===============  ===============
Class C:
   Proceeds from shares issued                 $    28,921,560  $    26,071,847  $    20,427,557
   Dividends reinvested                              5,213,921        4,232,521        2,694,394
   Cost of shares redeemed                          (5,665,167)     (12,352,909)      (5,482,094)
                                               ---------------  ---------------  ---------------
   Change                                      $    28,470,314  $    17,951,459  $    17,639,857
                                               ===============  ===============  ===============
Share Transactions:
Class A:
   Issued                                            2,521,436        3,199,069        2,672,235
   Reinvested                                          328,183          339,380          226,806
   Redeemed                                         (1,511,324)      (3,158,069)      (1,216,590)
                                               ---------------  ---------------  ---------------
   Change                                            1,338,295          380,380        1,682,451
                                               ===============  ===============  ===============
Class B:
   Issued                                              237,238          267,666          264,868
   Reinvested                                           56,196           57,328           36,466
   Redeemed                                            (66,169)        (129,550)         (18,015)
                                               ---------------  ---------------  ---------------
   Change                                              227,265          195,444          283,319
                                               ===============  ===============  ===============
Class C:
   Issued                                              686,905          661,034          520,651
   Reinvested                                          120,755          111,473           69,644
   Redeemed                                           (134,483)        (322,570)        (138,179)
                                               ---------------  ---------------  ---------------
   Change                                              673,177          449,937          452,116
                                               ===============  ===============  ===============

52
               See accompanying notes to the financial statements.

Statements of Cash Flows

                                                 PERIOD ENDED
                                                 DECEMBER 31,      YEAR ENDED
                                                    2003         MARCH 31, 2003
                                               ---------------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                          $    10,667,528  $    12,742,141
Adjustments to reconcile net investment
 income to net cash used in operating
 activities:
   Purchases of investment securities             (801,157,565)  (1,207,357,811)
   Proceeds from disposition of
    investments, options and securities
    sold short                                     683,275,605    1,210,668,401
   Change in deposits with broker and
    custodian bank for securities sold
    short                                           16,937,860      (25,832,775)
   Change in interest and dividends
    receivable                                        (168,593)         (30,389)
   Change in payable for return of
    collateral received for securities
    on loan                                         10,603,070      (15,131,064)
   Change in accrued expenses and other
    payables                                            45,154          126,731
      Net amortization/accretion from
       investments                                      (2,582)         (31,682)
                                               ---------------  ---------------
      Net cash used in operating
       activities                                  (79,789,523)     (24,846,448)
                                               ===============  ===============
CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable                                 11,515,273        5,679,337
Proceeds from shares issued                        145,088,878      165,474,405
Cost of shares redeemed                            (71,974,081)    (141,296,437)
Cash distributions paid                             (4,840,547)      (5,010,857)
                                               ---------------  ---------------
   Net cash provided by financing
    activities                                      79,789,523       24,846,448
                                               ===============  ===============
Change in cash                                              --               --
CASH:
Beginning balance                                           --               --
                                               ---------------  ---------------
Ending balance                                 $            --  $            --
                                               ===============  ===============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $21,882,210 and $19,412,060, respectively.

                                                                              53
               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                           Investment Activities                        Less Dividends from
                                               -------------------------------------------    -------------------------------------
                                                              Net Realized/
                                                               Unrealized
                                                                 Gains
                                                              (Losses) on
                                  Net Asset                   Investments,       Total
                                    Value,         Net         Options and        From           Net         Net
                                  Beginning     Investment      Securities     Investment     Investment   Realized       Total
                                  of Period       Income        Sold Short     Activities       Income      Gains     Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Kensington Strategic Realty Fund Class A
Period Ended December 31, 2003  $       37.32          1.51            9.88          11.39          (1.90)    (1.47)          (3.37)
Year Ended March 31, 2003       $       41.27          2.17           (2.12)          0.05          (2.51)    (1.49)          (4.00)
Year Ended March 31, 2002       $       36.22          1.64            7.30           8.94          (2.47)    (1.42)          (3.89)
Year Ended March 31, 2001       $       29.46          2.36            7.64          10.00          (2.52)    (0.72)          (3.24)
Period Ended March 31, 2000 *   $       25.00          1.48            4.48           5.96          (1.39)    (0.11)          (1.50)
Kensington Strategic Realty Fund Class B
Period Ended December 31, 2003  $       37.09          1.27            9.80          11.07          (1.67)    (1.47)          (3.14)
Year Ended March 31, 2003       $       41.06          1.82           (2.06)         (0.24)         (2.24)    (1.49)          (3.73)
Year Ended March 31, 2002       $       36.09          1.39            7.22           8.61          (2.22)    (1.42)          (3.64)
Year Ended March 31, 2001       $       29.42          2.17            7.54           9.71          (2.32)    (0.72)          (3.04)
Period Ended March 31, 2000 *   $       25.00          1.34            4.52           5.86          (1.33)    (0.11)          (1.44)
Kensington Strategic Realty Fund Class C
Period Ended December 31, 2003  $       37.07          1.28            9.78          11.06          (1.67)    (1.47)          (3.14)
Year Ended March 31, 2003       $       41.04          1.81           (2.05)         (0.24)         (2.24)    (1.49)          (3.73)
Year Ended March 31, 2002       $       36.07          1.37            7.23           8.60          (2.21)    (1.42)          (3.63)
Year Ended March 31, 2001       $       29.40          2.17            7.54           9.71          (2.32)    (0.72)          (3.04)
Period Ended March 31, 2000 *   $       25.00          1.36            4.49           5.85          (1.34)    (0.11)          (1.45)

* From commencement of operations on September 15, 1999.
(a) Total return excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) Excludes dividend and interest expense.
(e) Includes dividend and interest expense.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

54
               See accompanying notes to the financial statements.

                                                                                          Ratios/Supplemental Data
                                                                          ---------------------------------------------------------
                                                                                                          Ratio of
                                      Net                       Net                                         Net
                                     Asset                     Assets,      Ratio of       Ratio of      Investment
                                    Value,                     End of      Expenses to    Expenses to     Income to
                                    End of       Total         Period      Average Net    Average Net      Average       Portfolio
                                    Period    Return(a)(b)     (000's)    Assets(c)(d)   Assets(c)(e)   Net Assets(c)   Turnover(f)
-----------------------------------------------------------------------------------------------------------------------------------
Kensington Strategic Realty Fund Class A
Period Ended December 31, 2003     $  45.34          31.15%  $  267,657           1.77%          2.94%           4.63%        87.07%
Year Ended March 31, 2003          $  37.32           0.13%  $  170,383           2.44%          4.07%           5.41%       213.45%
Year Ended March 31, 2002          $  41.27          25.83%  $  172,682           3.18%          3.82%           4.02%       190.84%
Year Ended March 31, 2001          $  36.22          34.94%  $   90,628           2.83%          4.29%           7.72%       206.02%
Period Ended March 31, 2000 *      $  29.46          24.36%  $   11,967           2.25%          2.41%          14.63%       240.19%
Kensington Strategic Realty Fund Class B
Period Ended December 31, 2003     $  45.02          30.40%  $   45,340           2.52%          3.69%           3.87%        87.07%
Year Ended March 31, 2003          $  37.09          (0.60)% $   28,926           3.19%          4.85%           4.63%       213.45%
Year Ended March 31, 2002          $  41.06          24.87%  $   23,993           3.93%          4.57%           3.44%       190.84%
Year Ended March 31, 2001          $  36.09          33.94%  $   10,867           3.63%          5.24%           6.74%       206.02%
Period Ended March 31, 2000 *      $  29.42          23.96%  $    1,433           2.99%          3.15%          11.58%       240.19%
Kensington Strategic Realty Fund Class C
Period Ended December 31, 2003     $  44.99          30.39%  $   96,943           2.52%          3.68%           3.94%        87.07%
Year Ended March 31, 2003          $  37.07          (0.60)% $   54,913           3.19%          4.85%           4.58%       213.45%
Year Ended March 31, 2002          $  41.04          24.85%  $   42,329           3.93%          4.57%           3.38%       190.84%
Year Ended March 31, 2001          $  36.07          33.96%  $   20,898           3.61%          5.19%           6.78%       206.02%
Period Ended March 31, 2000 *      $  29.40          23.91%  $    3,234           3.00%          3.16%          12.52%       240.19%

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Other Share Class Results (unaudited)

AVERAGE ANNUAL RETURN FOR
PERIODS ENDED
DECEMBER 31, 2003 WITH ALL   ONE      THREE      SINCE
DISTRIBUTIONS REINVESTED     YEAR     YEAR    INCEPTION/1/
                            ------   ------   ------------
CLASS B SHARES
not reflecting CDSC/2/       30.87%   20.45%         25.88%
reflecting applicable CDSC   25.87%   19.75%         25.66%
CLASS C SHARES
not reflecting CDSC/2/       30.86%   20.43%         25.86%
reflecting applicable CDSC   29.86%   20.43%         25.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

/1/  Fund inception 9/15/99.
/2/ CDSC = contingent deferred sales charge, price per share varies by length of time shares are held.

Notes to the Financial Statements

1. Organization
The Kensington Funds (the "Funds") were organized on April 1, 2003 as a Delaware statutory trust (the "Trust"), and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, and the Kensington Strategic Realty Fund (individually, a "Fund", collectively, the "Funds"). Prior to April 1, 2003, the Funds were a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interest with no par value. Each Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. Significant Accounting Principles
The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States
(GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation
The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the "Adviser") under the supervision of the Funds' Board of Trustees.

Repurchase Agreements
The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Funds' behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Security Transactions and Related Income
Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Written Options
Each Fund may purchase options, write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the period ended December 31, 2003, only Kensington Strategic Realty Fund held options.

The following is a summary of option activity for the period ended December 31, 2003 by the Fund:

                                            Kensington Strategic
                                                 Realty Fund
                                        ---------------------------

                                           Shares
                                         Subject to
Covered Call Options                      Contract       Premiums
------------------------------------    ------------   ------------
Balance at beginning of period                   111   $     11,608
                                        ---------------------------
Options written                                   --             --
Options closed                                  (111)       (11,608)
Options expired                                   --             --
Options exercised                                 --             --
                                        ---------------------------
Options outstanding at end of period              --   $         --
                                        ===========================

Short Sale Transactions
A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

Restriced Securities
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2003, the Kensington Select Income Fund and Kensington Strategic Realty Funds held restricted securities representing 6.1% and 5.6% of net assets, respectively. The restricted securities held as of December 31, 2003 are identified below:

                                Acquisition    Acquisition
Security                            Date           Cost          Shares          Value
------------------------------  ------------   ------------   ------------   ------------
Kensington Select Income Fund
Spirit Financial, Incorporated      12/11/03   $ 14,344,006      1,434,400   $ 14,344,000
Bedford Property Investors,
 Incorporated, Series A,8.75%       07/29/03     20,000,000        400,000     20,462,520
Urstadt Biddle Properties
 Trust, Series C, 8.50%             05/28/03      9,500,000         95,000      9,731,563
Kensington Strategic Realty
 Fund
Fieldstone Investment
 Corporation                        11/11/03      5,101,500        340,100      5,696,675
Origen Financial, Incorporated      10/02/03      7,000,000        700,000      7,000,000
Luminent Mortgage Capital,
 Incorporated                       06/05/03      4,579,500        305,300      3,968,900
                                    06/30/03        767,500         50,000        650,000
Arbor Realty Trust                  06/26/03      5,523,000         73,640      5,596,640

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes
It is the policy of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

Securities Lending
To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Funds' Board of Trustees and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of December 31, 2003, the Funds had equity securities on loan as follows:

                                      Market
Fund                                   Value       Collateral*
--------------------------------   ------------   ------------
Kensington Select Income Fund      $  2,598,613   $  2,672,274
Kensington Strategic Realty Fund   $ 10,661,394   $ 10,912,522

* The cash collateral received was invested in repurchase agreements at December 31, 2003.

Expenses
Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

3. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2003 were as follows:

Fund                                       Purchases          Sales
--------------------------------------   --------------   --------------
Kensington Real Estate Securities Fund   $   14,471,342   $    3,982,022
Kensington Select Income Fund            $  559,306,905   $  160,479,389
Kensington Strategic Realty Fund         $  459,834,527   $  361,492,867

4. Related Party Transactions
Investment advisory services are provided to the Funds by the Adviser, who receives a management fee for their services, under the Investment Advisory Agreements for each Fund (the "Advisory Agreements"). The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund's average daily net assets: Real Estates Securities Fund, 0.85%; Select Income Fund, 1.00%; and Strategic Realty Fund, 1.50% (subject to performance adjustments).

For the services provided pursuant to the Investment Advisory Agreement for the Strategic Realty Fund, the Fund pays the Adviser a base fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the Fund's average daily net assets, of 1.50%. The management fee is a fulcrum-type performance fee that increases or decreases from the base fee of 1.50% depending on the Fund's performance relative to that of the NAREIT Composite Index during the preceding twelve months. Through performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months, the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Adviser may receive the maximum fee even if the Strategic Realty Fund's absolute performance is negative, and it may receive the minimum fee even when the Fund has significant positive performance. The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of the Strategic Realty Fund available for distribution as dividends.

The Adviser has contractually agreed, until December 31, 2006, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund's Total Fund

Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

                                                      Total Operating
Fund                                                      Expense
--------------------------------------                ---------------
Kensington Real Estate Securities Fund    Class A                1.45%
Kensington Real Estate Securities Fund    Class B                2.20%
Kensington Real Estate Securities Fund    Class C                2.20%
Kensington Select Income Fund             Class A                1.60%
Kensington Select Income Fund             Class B                2.35%
Kensington Select Income Fund             Class C                2.35%
Kensington Strategic Realty Fund          Class A                2.25%
Kensington Strategic Realty Fund          Class B                3.00%
Kensington Strategic Realty Fund          Class C                3.00%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the period ended December 31, 2003, the amounts reimbursed and remaining were as follows:

                                        Reimbursed         Remaining
                                      Period Ended       Available for
Fund                                December 31, 2003    Reimbursement
--------------------------------    -----------------    -------------
Kensington Real Estate
Securities Fund                     $              --    $      87,813
Kensington Select Income Fund       $         173,050    $     312,359
Kensington Strategic Realty Fund    $         253,722    $          --

BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Funds as Administrator pursuant to an Administration Agreement (the "Administration Agreement"). BISYS Ohio also serves as transfer agent and fund accountant under the Transfer Agency Agreement and Fund Accounting Agreement. BISYS Ohio receives fees for its services as Administrator and for its services under the Transfer Agency Agreement and Fund Accounting Agreement pursuant to an Omnibus Fee Agreement. In addition to certain reimbursable expenses, these fees include: asset-

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

based fees of 0.12% of each Fund's average daily net assets up to $1 billion and 0.10% for such assets in excess of $1 billion and per account fees of $25 per shareholder account. An additional annual amount of $25,000 per Fund is charged for each class of shares in addition to the initial class. The asset-based and multiple class fees (but not the per account fee) of the Funds are subject to an annual complex minimum of $375,000.

BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' principal distributor (the "Distributor"). The Trust has entered into a Distribution Plan (the "Plan") which is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

Certain Officers and Trustees of the Trust are affiliated with the Adviser or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the four Non-Interested Trustees were compensated $8,500 ($34,000 total) in meeting and retainer fees during the period ended December 31, 2003.

5. Concentration of Credit Risk
Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6. Leverage
The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Kensington Select Income Fund and Kensington Strategic Realty Fund maintain a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the period ended December 31, 2003 was as follows:

                                          Average         Average Outstanding
Fund                                   Interest Rate      Demand Loan Payable
--------------------------------   --------------------   -------------------
Kensington Select Income Fund                      1.85%  $       126,054,280
Kensington Strategic Realty Fund                   1.85%  $        95,625,643

8. Federal Income Tax Information

The tax character of distributions paid to shareholders during the period ended December 31, 2003 was as follows:

                                   Kensington      Kensington      Kensington
                                  Real Estate    Select Income  Strategic Realty
                                Securities Fund      Fund            Fund
                                ---------------  -------------  ----------------
Distributions Paid From:
   Net Investment Income        $       229,477  $  33,535,464  $     18,734,515
   Net Long Term Capital Gains               --      8,887,099         7,988,242
                                ---------------  -------------  ----------------
Total Taxable Distributions             229,477     42,422,563        26,722,757
                                ---------------  -------------  ----------------
Total Distributions Paid/1/     $       229,477  $  42,422,563  $     26,722,757
                                ===============  =============  ================

The tax character of distributions paid to shareholders during the year ended March 31, 2003 was as follows:

                                 Kensington       Kensington       Kensington
                                Real Estate     Select Income   Strategic Realty
                              Securities Fund       Fund              Fund
                              ---------------  ---------------  ----------------
Distributions Paid From:
Net Investment Income         $           848  $    24,698,359  $     15,032,199
Net Long Term Capital Gains                --               --         9,390,718
                              ---------------  ---------------  ----------------
Total Taxable Distributions               848       24,698,359        24,422,917
                              ---------------  ---------------  ----------------
Total Distributions Paid/1/   $           848  $    24,698,359  $     24,422,917
                              ===============  ===============  ================

/1/ Total distributions paid may differ from the Statement of Changes in Net Assets, because for tax purposes, short term capital gain distributions are treated as ordinary income.

The Kensingtion Funds

As of December 31, 2003 the components of accumulated earnings on a tax basis was as follows:

                                Kensington       Kensington       Kensington
                                Real Estate     Select Income   Strategic Realty
                              Securities Fund       Fund             Fund
                              ---------------  ---------------  ----------------
Undistributed Ordinary
 Income                       $        38,735  $            --  $        386,081
Undistributed Long Term
 Capital Gains                         15,994          351,523         2,351,232
                              ---------------  ---------------  ----------------
Accumulated Earnings                   54,729          351,523         2,737,313
Unrealized Appreciation/1/            955,602       73,826,683        60,522,814
                              ---------------  ---------------  ----------------
Total Accumulated
 Earnings                     $     1,010,331  $    74,178,206  $     63,260,127
                              ===============  ===============  ================

/1/ The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: tax deferral of losses on wash sales and the return of capital adjustments from real estate investment trusts.

Trustees (Unaudited)

                       Position(s)                                                Number of
Name,                   Held With       Term of                                   Portfolios      Directorships
Address,                 the New     Office/Length    Principal Occupation(s)    Overseen for     Held Outside
and Age                   Trust      of time served   During the Past 5 Years    the New Trust    the New Trust
--------------------   -----------   --------------   ------------------------   -------------   ---------------
Interested Trustees
John P. Kramer         Trustee and     Since 2003     Principal, Kensington            3          Malan Realty
4 Orinda Way            President                     Investment Group,                          Investors, Inc.
Suite 200C                                            Inc. (since August 1993)
Orinda, CA 94563
Age: 46

Paul Gray              Trustee and     Since 2003     Principal, Kensington            3          Malan Realty
4 Orinda Way              Vice                        Investment Group,                          Investors, Inc.
Suite 200C              President                     Inc. (since August 1993)
Orinda, CA 94563
Age: 38

Craig M. Kirkpatrick   Trustee and     Since 2003     Principal, Kensington            3               N/A
4 Orinda Way              Vice                        Investment Group,
Suite 200C              President                     Inc. (since August 1993)
Orinda, CA 94563
Age: 41

Non-Interested Trustees
Robert M. Brown          Trustee       Since 2003     Partner, Vx Capital              3               N/A
3435 Stelzer Road                                     Partners (Aircraft
Columbus, OH 43219                                    leasing) (since March
Age: 45                                               2002); Senior Vice
                                                      President, Pegusus
                                                      Aviation, Inc. (Aircraft
                                                      leasing) (1988-2002)

Frank C. Marinaro        Trustee       Since 2003     Portfolio Manager, Emery         3               N/A
3435 Stelzer Road                                     and Howard Portfolio
Columbus, OH 43219                                    Management (since 1993)
Age: 42

David R. Pearce          Trustee       Since 2003     Vice President, Chief            3               N/A
3435 Stelzer Road                                     Financial Officer, and
Columbus, OH 43219                                    Treasurer, Geerlings &
Age: 45                                               Wade (wine retailer)
                                                      (since 1996)

David Reichenbaum        Trustee       Since 2003     David Reichenbaum &              3               N/A
3435 Stelzer Road                                     Associates (since March
Columbus, OH 43219                                    1998); Executive Vice
Age: 46                                               President, MEDO
                                                      Industries, Inc.
                                                      (manufacturer)
                                                      (1978-1998)

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

Officers (Unaudited)

                       Position(s)   Term of
Name, Address,         Held With     Office/Length    Principal Occupation(s)
and Age                the Group     of time served   During the Past 5 Years
--------------------   -----------   --------------   ------------------------
Sue A. Walters         Vice          Since 2003       From July 1990 to
3435 Stelzer Road      President                      present, employee of
Columbus, OH 43219                                    BISYS Fund Services.
Age: 53

Mark Sichley           Assistant     Since 2003       From 1987 to present,
3435 Stelzer Road      Vice                           employee of
Columbus, OH 43219     President                      BISYS Fund Services.
Age: 45

Cynthia M. Yee         Treasurer     Since 2003       From 1994 to present,
4 Orinda Way           and                            Vice President and Chief
Suite 200C             Secretary                      Financial Officer of
Orinda, CA 94563                                      Kensington Investment
Age: 38                                               Group, Inc

Chris Sabato           Assistant     Since 2003       From February 1993 to
3435 Stelzer Road      Treasurer                      present, employee
Columbus, OH 43219                                    of BISYS Fund Services.
Age: 35

Alaina Metz            Assistant     Since 2003       From June 1995 to
3435 Stelzer Road      Secretary                      present, employee of
Columbus, OH 43219                                    BISYS Fund Services.
Age: 36

Stephanie L. Pfromer   Assistant     Since 2003       From January 2000 to
3435 Stelzer Road      Secretary                      present, employee of
Columbus, OH 43219                                    BISYS Fund Services.
Age: 35

                         Report of Independent Auditors

To the Board of Trustees and Shareholders of the Kensington Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Kensington Funds (comprised of Real Estate Securities Fund, Select Income Fund and the Strategic Realty Fund) (collectively "the Funds"), as of December 31, 2003, the related statement of operations for the two years or periods then ended, the statements of changes in net assets for the three years or periods then ended and the financial highlights for the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Kensington Funds as of December 31, 2003, the results of its operations for the years or periods then ended, the changes in its net assets for each of the three years or periods then ended and the financial highlights for each of the years or periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Columbus, Ohio                          /s/ Ernst & Young LLP
February 25, 2004

INVESTMENT ADVISER

Kensington Investment Group, Inc.
4 Orinda Way, Suite 200 C
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877)833-7114 Toll Free
(614) 428-3392 Fax

LEGAL COUNSEL

Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT AUDITORS

Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

A description of the policies and procedures that the Funds use to determine how to rate proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commissions's website at http://www.sec.gov.

Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.
                                                                           02/04

Item 2. Code of Ethics.

  Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

  The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

Item 3. Audit Committee Financial Expert.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

             (i) Has at least one audit committee financial expert serving on its audit committee; or

             (ii) Does not have an audit committee financial expert serving on its audit committee.

        (2) If the registrant provides the disclosure required by paragraph
        (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

             (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

             (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

        (3) If the registrant provides the disclosure required by paragraph
        (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is David R. Pearce who is "independent" for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a)Audit Fees: the aggregate fees approved for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

                  March 31, 2003            $ 30,780
                  December 31, 2003         $ 39,150

     (b) Audit-Related Fees: the aggregate fees approved in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under Item 1 were as follows:

                  March 31, 2003            $ 0
                  December 31, 2003         $ 0

     Please describe the nature of the services comprising the fees disclosed under this category.

     (c) Tax Fees: the aggregate fees approved in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

                  March 31, 2003            $5,720
                  December 31, 2003         $5,850

     Please describe the nature of the services comprising the fees disclosed under this category.

             Preparation of Tax Returns

     (d) All Other Fees: the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Funds, other than the services reported in Items 1 through 3.

                  March 31, 2003            $ 0
                  December 31, 2003         $ 0

     Please describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

     (f) The percentage of hours expended on the principal accountant engagement to audit the Funds' financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's the principal accountant for services rendered to the Funds, and rendered to the Funds investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds for each of the last two fiscal years of the registrant were as follows:

                  March 31, 2003            $ 5,720
                  December 31, 2003         $ 5,850

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable.

Item 5.   Audit Committee of Listed Registrants.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under

** means greater than
the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10. Controls and Procedures.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-23(c) under the Act (17 CFR 270.30a-32(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable. [If an open-end fund or if the closed end fund has none to report.]

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)     KENSINGTON FUNDS
--------------------------------------------------------------------------------

By (Signature and Title)  /s/ Cynthia M. Yee
                          ----------------------------
                          Cynthia M. Yee, Treasurer


Date 3/10/04
     ------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /s/ John P. Kramer
                           -----------------------------------------------------
                                   John P. Kramer, President

Date 3/10/04
     ------------

By (Signature and Title) /s/ Cynthia M. Yee
                         -------------------------------------------------------
                                    Cynthia M. Yee, Treasurer

Date 3/10/04
     ------------